Exhibit 10.4

Credit Facility Agreement No. 10.2.1621.1, dated September 22, 2010 and as amended on March 29, 2011, December 5, 2011, July 9, 2012, November 24, 2014, August 28, 2018, June 22, 2020, May 7, 2021, and July 15, 2026, between Banco Nacional de Desenvolvimento Econômico e Social - BNDES, Wilson Sons Offshore S.A. (now known as Tidewater do Brasil S.A.), and Wilson Sons S.A.

The original loan agreement and its amendments are in Portuguese. What follows is an English translation of each document, arranged in the order shown in the Table of Contents below.

Table of Contents

Credit Facility Agreement No. 10.2.1621.1, dated September 22, 2010	2
Amendment No. 1 to Credit Facility Agreement No. 10.2.1621.1, dated March 29, 2011	17
Amendment No. 2 to Credit Facility Agreement No. 10.2.1621.1, dated December 5, 2011	24
Amendment No. 3 to Credit Facility Agreement No. 10.2.1621.1, dated July 9, 2012	31
Amendment No. 4 to Credit Facility Agreement No. 10.2.1621.1, dated November 24, 2014	44
Amendment No. 5 to Credit Facility Agreement No. 10.2.1621.1, dated August 28, 2018	52
Amendment No. 6 to Credit Facility Agreement No. 10.2.1621.1, dated June 22, 2020	55
Amendment No. 7 to Credit Facility Agreement No. 10.2.1621.1, dated May 7, 2021	60
Amendment No. 8 to Credit Facility Agreement No. 10.2.1621.1, dated July 15, 2026	65

FINANCING AGREEMENT THROUGH CREDIT FACILITY NO. 10.2.1621.1, ENTERED INTO BETWEEN THE BRAZILIAN NATIONAL DEVELOPMENT BANK - BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF THIRD PARTIES, AS FOLLOWS:

THE BRAZILIAN NATIONAL DEVELOPMENT BANK - BNDES, herein referred to simply as BNDES, a federal public company, headquartered in Brasília, Federal District, and providing services in this City, at Avenida República do Chile No. 100, enrolled with the CNPJ under No. 33.657.248/0001-89, by its undersigned representatives; and, on the other side, WILSON, SONS OFFSHORE S/A, hereinafter referred to as BENEFICIARY, a publicly-held corporation, headquartered in the city of Rio de Janeiro-RJ, at Avenida Rio Branco, No. 25, 6th floor, part, Centro, enrolled with the CNPJ under No. 08.376.900/0001-40, by its undersigned representatives; also appearing as intervening party, WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA., hereinafter referred to as WSAC, headquartered at Avenida Rio Branco, No. 25, 5th floor (part), Centro, in the city of Rio de Janeiro, State of Rio de Janeiro, enrolled with the CNPJ under No. 33.130.691/0001-05, by its undersigned representatives; have, mutually and by agreement, contracted as set forth in the following clauses:

CLAUSE ONE – NATURE, VALUE AND PURPOSE OF THE AGREEMENT

BNDES grants the BENEFICIARY, under this Agreement, a credit facility in the amount of up to US$ 670,172,465.94 (six hundred seventy million, one hundred seventy-two thousand, four hundred sixty-five United States dollars and ninety-four cents), equivalent to R$ 1,066,244,393.28 (one billion, sixty-six million, two hundred forty-four thousand, three hundred ninety-three reais and twenty-eight centavos), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, divided into 26 (twenty-six) Sub-credits, with the following values:

I – Sub-credit "A1": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

II – Sub-credit "A2": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

III – Sub-credit "B1": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

IV – Sub-credit "B2": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

V – Sub-credit "C1": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

VI – Sub-credit "C2": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

VII – Sub-credit "D1": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

VIII – Sub-credit "D2": in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand and twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

IX – Sub-credit "E1": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

X – Sub-credit "E2": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XI – Sub-credit "F1": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XII – Sub-credit "F2": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XIII – Sub-credit "G1": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XIV – Sub-credit "G2": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XV – Sub-credit "H1": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XVI – Sub-credit "H2": in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XVII – Sub-credit "I1": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XVIII – Sub-credit "I2": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XIX – Sub-credit "J1": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XX – Sub-credit "J2": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XXI – Sub-credit "K1": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XXII – Sub-credit "K2": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XXIII – Sub-credit "L1": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XXIV – Sub-credit "L2": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XXV – Sub-credit "M1": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XXVI – Sub-credit "M2": in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), considering the exchange rate, for sale, of the US dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

PARAGRAPH ONE

The credit facility now opened is intended for the acquisition, by the BENEFICIARY, of 13 (thirteen) offshore support vessels ("Project" or "Projects"), to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda., considering, in this total, 4 (four) PSV-3000 type vessels, 4 (four) PSV-4500 type vessels and 5 (five) AHTS-15000 type vessels, under the following terms:

I– Sub-credits "A1" and "A2": are intended for the acquisition of Hull WS 124, described and characterized below: i. hull number: WS 124 (PSV-3000); ii. gross tonnage: 3,100 tons (approx.); iii. overall length: 71.50 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

II– Sub-credits "B1" and "B2": are intended for the acquisition of Hull WS 125, described and characterized below: i. hull number: WS 125 (PSV-3000); ii. gross tonnage: 3,100 tons (approx.); iii. overall length: 71.85 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

III– Sub-credits "C1" and "C2": are intended for the acquisition of Hull WS 126, described and characterized below: i. hull number: WS 126 (PSV-3000); ii. gross tonnage: 3,100 tons (approx.); iii. overall length: 71.85 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

IV– Sub-credits "D1" and "D2": are intended for the acquisition of Hull WS 127, described and characterized below: i. hull number: WS 127 (PSV-3000); ii. gross tonnage: 3,100 tons (approx.); iii. overall length: 71.85 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

V– Sub-credits "E1" and "E2": are intended for the acquisition of Hull WS 128, described and characterized below: i. hull number: WS 128 (PSV-4500); ii. gross tonnage: 4,500 tons (approx.); iii. overall length: 87.40 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.80 meters (approx.); vi. draft: 6.15 meters (approx.); and vii. construction material: steel.

VI– Sub-credits "F1" and "F2": are intended for the acquisition of Hull WS 129, described and characterized below: i. hull number: WS 129 (PSV-4500); ii. gross tonnage: 4,500 tons (approx.); iii. overall length: 87.40 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.80 meters (approx.); vi. draft: 6.15 meters (approx.); and vii. construction material: steel.

VII– Sub-credits "G1" and "G2": are intended for the acquisition of Hull WS 130, described and characterized below: i. hull number: WS 130 (PSV-4500); ii. gross tonnage: 4,500 tons (approx.); iii. overall length: 87.40 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.80 meters (approx.); vi. draft: 6.15 meters (approx.); and vii. construction material: steel.

VIII– Sub-credits "H1" and "H2": are intended for the acquisition of Hull WS 131, described and characterized below: i. hull number: WS 131 (PSV-4500); ii. gross tonnage: 4,500 tons (approx.); iii. overall length: 87.40 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.80 meters (approx.); vi. draft: 6.15 meters (approx.); and vii. construction material: steel.

IX– Sub-credits "I1" and "I2": are intended for the acquisition of Hull WS 132, described and characterized below: i. hull number: WS 132 (AHTS-15000); ii. gross tonnage: 3,000 tons (approx.); iii. overall length: 69.60 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

X– Sub-credits "J1" and "J2": are intended for the acquisition of Hull WS 133, described and characterized below: i. hull number: WS 133 (AHTS-15000); ii. gross tonnage: 3,000 tons (approx.); iii. overall length: 69.60 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

XI– Sub-credits "K1" and "K2": are intended for the acquisition of Hull WS 134, described and characterized below: i. hull number: WS 134 (AHTS-15000); ii. gross tonnage: 3,000 tons (approx.); iii. overall length: 69.60 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

XII– Sub-credits "L1" and "L2": are intended for the acquisition of Hull WS 135, described and characterized below: i. hull number: WS 135 (AHTS-15000); ii. gross tonnage: 3,000 tons (approx.); iii. overall length: 69.60 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

XIII– Sub-credits "M1" and "M2": are intended for the acquisition of Hull WS 136, described and characterized below: i. hull number: WS 136 (AHTS-15000); ii. gross tonnage: 3,000 tons (approx.); iii. overall length: 69.60 meters (approx.); iv. molded breadth: 16.00 meters (approx.); v. molded depth: 7.50 meters (approx.); vi. draft: 6.00 meters (approx.); and vii. construction material: steel.

PARAGRAPH TWO

The specific conditions for each Sub-credit shall be established in the Sub-credit Specific Use Amendment referred to in Clause Ten, subject to the conditions of Resolution No. 3262 of the National Monetary Council, of February 3, 2005, Resolution 1.453/2007-BNDES, of July 10, 2007, of BNDES's Board of Directors, the risk classification of the guarantors mentioned in the head provision and the First Paragraph of Clause Fifteen, in effect on the date of approval of the specific use of each Sub-credit, and, if applicable, the presentation of a Standby Letter of Credit, and/or Bank Guarantee, under the terms provided for in the Second Paragraph of Clause Fifteen.

CLAUSE TWO – UPDATE OF THE CREDIT AMOUNT

The unused portion of the credit shall be updated, from the base date of July 15, 2008, until the date of its use, by the variation index of the US dollar exchange rate, for sale, disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System - SISBACEN.

CLAUSE THREE – AVAILABILITY OF THE CREDIT

The credit shall be made available to the BENEFICIARY in installments, after fulfilling the suspensive conditions for use referred to in Clause Fourteen and, if applicable, those provided for in each of the Sub-credit Specific Use Amendments, according to the needs for carrying out the projects mentioned in the First Paragraph of Clause One, respecting, in any case, the budgetary availability and the schedule of the Merchant Marine Fund - FMM.

SOLE PARAGRAPH.

The resources for this operation shall be made available to the BENEFICIARY, by crediting a non-transferable current account opened in its name at BNDES, in which shall also be made, at the time of release, the debits determined by law and those contractually authorized by the BENEFICIARY, the remaining total balance of the resources of which shall be immediately transferred to the current account to be indicated in the Sub-credit Specific Use Amendments referred to in Clause Ten.

CLAUSE FOUR – INTEREST

On the principal amount of the BENEFICIARY's debt arising from each Sub-credit there shall accrue:

I. interest percentage, to be set pursuant to the First Paragraph of this Clause; or

II. interest percentage, to be set pursuant to the First Paragraph of this Clause, reduced by 0.5% (five tenths of one percent) per annum, in the event of compliance with the obligations mentioned in item XII of Clause Twelve.

PARAGRAPH ONE:

The interest percentage referred to in items I and II of the head provision of this Clause shall be assigned to each Sub-credit, in the corresponding Sub-credit Specific Use Amendment, based on the risk classification of the guarantors provided for in the head provision and the First Paragraph of Clause Fifteen, carried out according to BNDES's criteria in effect on the date of approval of the specific use of each Sub-credit, as well as those of Resolution No. 3,262 of the National Monetary Council, of February 3, 2005, and Resolution No. 1453/2007-BNDES, of July 10, 2007, of BNDES's Board of Directors, subject to the provisions of the Second and Third Paragraphs of this Clause.

PARAGRAPH TWO:

Only the risk classification of the guarantor responsible for a given Sub-credit shall be considered for defining the interest rate applicable to it.

PARAGRAPH THREE:

If a Standby Letter of Credit and/or a Bank Guarantee is presented, under the terms provided for in the Second Paragraph of Clause Fifteen, these shall be considered by BNDES for the purpose of carrying out the risk classification of the guarantor(s).

PARAGRAPH FOUR:

Interest shall be calculated on a daily basis on the outstanding balance of each Sub-credit, updated under the terms of Clause Six, capitalized quarterly during the grace period, and due monthly during the amortization period, inclusive, together with the principal amortization installments and upon maturity or settlement of this Agreement, subject to the provisions of Clause Twenty-Two.

PARAGRAPH FIVE:

For the purpose of calculating interest up to the end of the grace period for each Sub-credit, to be stipulated in the Sub-credit Specific Use Amendment, the interest rate stipulated in item II of the head provision of this Clause shall apply, subject to the provisions of the Sixth Paragraph of this Clause.

PARAGRAPH SIX:

Failure to comply with the obligation mentioned in item XII of Clause Twelve shall result in the application of the interest rate stipulated in item I of the head provision of this Clause from the date of execution of the corresponding Sub-credit Specific Use Amendment.

PARAGRAPH SEVEN:

The balance corresponding to the reprocessing of the interest rate application provided for in the Sixth Paragraph of this Clause shall be added to the principal of the debt of the corresponding Sub-credit.

CLAUSE FIVE – COMMITMENT FEE

The BENEFICIARY shall pay BNDES a Commitment Fee of 0.1% (one-tenth percent), billable for a period of 30 (thirty) days, or part thereof, and levied on:

I – the unused balance of each credit installment of each Sub-credit, from the day immediately following its availability until the date of use, when its payment shall become due; and

II – the unused balance of each Sub-credit, from the day immediately following its availability until the date of cancellation, carried out at the BENEFICIARY's request, or on BNDES's own initiative, and whose payment shall become due on the date of the request, or of BNDES's decision, as the case may be.

SOLE PARAGRAPH.

The incidence of the charge referred to in items I and II above shall occur in the case of establishing a resource availability schedule.

CLAUSE SIX – UPDATE OF THE DEBT AMOUNT

The outstanding balance of the BENEFICIARY, including principal, compensatory and default interest, other expenses, fees and other agreed charges, shall be updated daily by the variation index of the US dollar exchange rate, for sale, disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System - SISBACEN.

SOLE PARAGRAPH.

For the purposes of the caput, on any day when there is no official exchange rate quotation, the quotation of the immediately preceding day shall be used.

CLAUSE SEVEN – PROCESSING AND COLLECTION OF THE DEBT

The collection of principal and charges shall be made by means of a Collection Notice issued by BNDES in advance, for the BENEFICIARY to settle those obligations on their due dates.

PARAGRAPH ONE:

Since the debt is subject to daily updating under the terms of Clause Six, the Collection Notice referred to in this Clause shall be issued by BNDES indicating a reference value in US dollars, the quotation of which must be obtained at the Collection Department of BNDES's Financial Area - AF/DECOB, or at www.bndes.gov.br/produtos/custos/moedas/moedas.asp, with the payment amount, due in local currency, calculated using the respective exchange rate valid on the date of actual payment.

PARAGRAPH TWO:

Non-receipt of the Collection Notice shall not exempt the BENEFICIARY from the obligation to pay principal installments and charges on the dates established in each Sub-credit Specific Use Amendment.

PARAGRAPH THREE:

BNDES shall make available to the BENEFICIARY the information, data, and calculations used as a basis for determining the amounts due.

CLAUSE EIGHT – AMORTIZATION

The principal of the debt arising from each Sub-credit opened under this Agreement must be paid to BNDES in 216 (two hundred and sixteen) successive monthly installments, each one in the amount of the outstanding principal of the debt of each Sub-credit, updated under the terms of Clause Six, divided by the number of amortization installments still due, with the first installment falling due on the 10th (tenth) day of the month following the end of the grace period for each Sub-credit, dealt with in the First Paragraph of this Clause, subject to the provisions of Clause Twenty-Two.

PARAGRAPH ONE:

The grace period referred to in the head provision of this Clause shall be 36 (thirty-six) months, counted from the 10th (tenth) day following the date of formalization of each Sub-credit Specific Use Amendment referred to in Clause Ten.

PARAGRAPH TWO:

The BENEFICIARY undertakes to settle with the last amortization installment of each Sub-credit all obligations arising from it.

CLAUSE NINE – GUARANTEE OF THE OPERATION

To secure the payment of any obligations arising from this Agreement, such as principal debt, interest, fees, conventional penalty, fines, and expenses, fiduciary ownership of the financed vessels described in the First Paragraph of Clause One shall be granted in favor of BNDES, subject to the provisions of the Second Paragraph of this Clause.

PARAGRAPH ONE:

The guarantee referred to in the head provision shall be established in each Sub-credit Specific Use Amendment referred to in Clause Ten, the formalization and registration of which with the competent Notary Office shall constitute a suspensive condition for the use of said Sub-credit.

PARAGRAPH TWO:

In each Sub-credit Specific Use Amendment, fiduciary ownership shall only be established over the vessel(s) that will be financed with the resources of the Sub-credit(s) whose use is regulated in that Amendment.

PARAGRAPH THREE:

For the purposes of this Clause, the BENEFICIARY shall ensure that the assets mentioned in the head provision of this Clause are free and clear of any encumbrances, including tax liens.

CLAUSE TEN – SUB-CREDIT SPECIFIC USE AMENDMENT

To regulate the use of the Sub-credits described in items I to XXVI of Clause One, Specific Sub-credit Utilization Addenda shall be formalized, which, for all legal purposes and effects, shall become part of this Contract, and each Addendum shall contain, at a minimum, the following information:

I – parties, duly qualified;

II – interest rates and their due dates;

III – initial and final dates of utilization, grace period and amortization; and

IV – establishment of guarantees.

PARAGRAPH ONE:

The formalization of each Specific Sub-credit Utilization Addendum referred to in the caput of this Clause is conditional upon: a) submission of the minutes of the competent corporate body of the BENEFICIARY, with the requisite legal formalities, in which the encumbrance of the vessel(s) to be constituted as collateral in that Addendum has been approved; b) indication, for purposes of receiving credit disbursements by BNDES, of the current account number held by the BENEFICIARY, with the respective branch and bank numbers and names, one for each vessel to be financed; c) execution and registration, at the competent Maritime Registry Office, of the contract relating to the construction of the vessel(s) that are the subject of the Sub-credit(s); and d) verification of risk classification, according to BNDES's criteria, sufficient to carry out direct operations with BNDES, in accordance with its Operational Policies in effect on the date of approval of the specific use of the Sub-credit(s).

PARAGRAPH TWO:

The Contractual Amendment Fee shall not be due for the formalization of the Sub-credit Specific Use Amendments referred to in the head provision of this Clause, which have as one of their objectives to regulate the use of one of the Sub-credits provided for among items I to XXVI of Clause One of this Agreement.

CLAUSE ELEVEN – CHANGE TO THE LEGAL CRITERION FOR UPDATE OR REMUNERATION OF RESOURCES ORIGINATING FROM THE MERCHANT MARINE FUND

In the event that the criterion for updating or remunerating financing operations with resources originating from the Merchant Marine Fund - FMM, carried out by BNDES, as Financial Agent of said Fund, is replaced, the update provided for in Clauses Two and Six or the remuneration provided for in Clause Four may be carried out using the new criterion established by the competent authority for updating or remunerating said operations. In that case, BNDES shall communicate the change in writing to the BENEFICIARY.

CLAUSE TWELVE – SPECIAL OBLIGATIONS OF THE BENEFICIARY

The BENEFICIARY is obliged to:

I – comply, where applicable, until the final settlement of the debt arising from this Agreement, with the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", approved by Resolution No. 665, of December 10, 1987, partially amended by Resolution No. 775, of December 16, 1991, Resolution No. 863, of March 11, 1996, Resolution No. 878, of September 4, 1996, Resolution No. 894, of March 6, 1997, Resolution No. 927, of April 1, 1998, Resolution No. 976, of September 24, 2001, Resolution No. 1,571, of March 4, 2008 and Resolution No. 1,832, of September 15, 2009, all of the BNDES Board of Directors, published in the Official Federal Gazette (Section I), of December 29, 1987, December 27, 1991, April 8, 1996, September 24, 1996, March 19, 1997, April 15, 1998, October 31, 2001, March 25, 2008 and November 6, 2009, respectively, a copy of which is delivered, hereby, to the BENEFICIARY, which, after becoming aware of all its content, declares to accept it as an integral and inseparable part of this Agreement, for all legal purposes and effects;

II – contract with BNDES the Sub-credit Specific Use Amendments to regulate the use of each of the Sub-credits described in Clause One, within a maximum period of 7 (seven) years from the date of signing of this Agreement, under penalty of cancellation of the unused credit without any cost to the BENEFICIARY;

III – use the amount of each Sub-credit within up to 36 (thirty-six) months from the date of signing of the corresponding Sub-credit Specific Use Amendment, without prejudice to BNDES, before or after the final term of that period, under the protection of the guarantees established in this Agreement, extending said period, upon express authorization, by letter, independently of any other formality or registration;

IV – in the event that, due to the projects dealt with in the First Paragraph of Clause One, there is a reduction in the BENEFICIARY's staff during the term of this Agreement, to offer a training program aimed at job opportunities in the region and/or a program for relocating workers to other companies, after having submitted to BNDES, for appraisal, a document that specifies and attests to the conclusion of negotiations carried out with the competent representation(s) of the workers involved in the dismissal process;

V – adopt, during the term of this Agreement, measures and actions aimed at preventing or correcting damage to the environment, safety and occupational medicine that may be caused by the projects dealt with in the First Paragraph of Clause One;

VI – maintain in regular standing its obligations with the environmental agencies, during the term of this Agreement;

VII – observe, during the term of this Agreement, the provisions of the legislation applicable to persons with disabilities;

VIII – communicate to BNDES, on the date of the event, the name and CPF/MF of any person who, holding a paid position or being among its owners, controllers or directors, has been certified or sworn in as a Federal Deputy or Senator;

IX – after the execution of each Sub-credit Specific Use Amendment, to include a special clause in favor of BNDES, in the insurance policies of the vessel(s) financed through the Sub-credit(s) subject to each Amendment, and of any other vessel provided as collateral, with the following wording: "It is understood and agreed that this policy cannot be cancelled by agreement or undergo changes that imply a reduction in the insured amount or any restriction in the coverage or guarantee now granted, including with respect to this Beneficiary Clause, without the prior express consent of the BRAZILIAN NATIONAL DEVELOPMENT BANK - BNDES, as fiduciary creditor, to which the due indemnity shall be paid, in cases of actual or constructive total loss of the vessel(s) identified by hull(s) now insured, subject of this Addendum. The Beneficiary of this insurance, in cases of claims that do not represent total loss, is WILSON, SONS OFFSHORE S/A";

X – after the execution of each Sub-credit Specific Use Amendment, to require that the Shipyard open and maintain, during the construction period of the vessel(s) financed through the Sub-credit(s) subject to that Amendment, a specific current account for the deposit of all resources of the BENEFICIARY and BNDES, intended for each financed vessel, and the deposits of the BENEFICIARY's resources must be made up to 48 hours before the dates of release of the BNDES credit installments;

XI – require that the Shipyard maintain in the current account(s) referred to in item X above the unused balance of each deposit made by the BENEFICIARY, as well as of each release made by BNDES;

XII – after the execution of each Sub-credit Specific Use Amendment, to prove, in terms satisfactory to BNDES, on the date of delivery and acceptance of the vessel(s) financed through the Sub-credit(s) subject to that Amendment, that the same contain(s) a minimum national content index higher than 60% (sixty percent), according to the methodology contained in the Local Content Handbook of the Program for Mobilization of the National Oil and Natural Gas Industry - PROMINP in effect on this date;

XIII – after the execution of each Specific Sub-credit Utilization Addendum, to hire, when BNDES so determines, submitting to it in advance the name of the company or technician chosen, an audit service to verify compliance with the obligation set forth in item XII above, the service to include the issuance of a conclusive opinion, which shall address, at a minimum, the following aspects: a) the local content index of the vessel(s) that are the subject of the Specific Sub-credit Utilization Addendum; b) the comparison between the Index referred to in item "a" and the index provided for in the project; and c) any deviations identified, along with the relevant justifications;

XIV – as fiduciary ownership over the assets mentioned in Clause Nine is established, to keep and preserve them in accordance with the provisions of items I and II of article 1,363 of the Civil Code, being civilly liable for any failure to comply with this obligation.

SOLE PARAGRAPH.

BNDES may directly contract the services referred to in item XIII of this Clause, being authorized to do so in the name and on behalf of the BENEFICIARY, debiting the corresponding expenses to the latter, provided that the BENEFICIARY, within 30 (thirty) days after BNDES's request to this effect, does not present to BNDES the name of the chosen technician or company that meets the necessary requirements for the development of the services.

CLAUSE THIRTEEN – RECIPROCAL POWER OF ATTORNEY

The BENEFICIARY and WSAC, hereby and irrevocably and irreversibly, appoint each other mutually and reciprocally as attorneys-in-fact until the final resolution of the debt now assumed, with powers to receive summonses, notifications and subpoenas, and also with ad judicia powers for the general forum, which may be sub-delegated to a lawyer, all in relation to any judicial or extrajudicial proceedings brought against them by BNDES as a result of this Agreement, and may perform all acts necessary for the proper and faithful execution of this mandate.

CLAUSE FOURTEEN – CONDITIONS FOR CREDIT USE

The use of the credit, in addition to compliance, where applicable, with the conditions set forth in articles 5 and 6 of the "PROVISIONS APLICABLE TO BNDES CONTRACTS" mentioned in item I of Clause Twelve, and those established in the "MONITORING RULES AND INSTRUCTIONS", referred to in article 2 of the same "PROVISIONS", is subject to meeting the following:

I – For the use of the first installment of the credit: opening, by the BENEFICIARY, of a current account with BNDES.

II – For the use of the first installment of each Sub-credit: submission of the following documents, relating to the vessel financed through the corresponding Sub-credit:

a) construction license authorizing the construction of the vessel, issued by the Classification Society;

b) submission to BNDES of the Letter of Guarantee issued by the Chilean company Remolcadores Ultratug Ltda., in accordance with the template provided by BNDES, notarized and consularized, and/or, in the event of the Second Paragraph of Clause Fifteen, of Bank Guarantee(s) issued by a financial institution which, in the opinion of BNDES, is in an economic and financial position that confers a degree of recognized solvency, in accordance with the template provided by BNDES, and/or Standby Letter(s) of Credit, in accordance with the template provided by BNDES, notarized and consularized, accompanied, in the case of a Letter of Guarantee issued by Remolcadores Ultratug Ltda. and a Standby Letter of Credit, by an opinion drawn up in terms satisfactory to BNDES, issued by a lawyer or law firm of recognized expertise, accepted by BNDES, attesting to the legality of the provision of the surety/guarantee; such opinion must contain, at a minimum, the following considerations, to be adjusted on a case-by-case basis according to the legislation of the guarantor's country:

b.1 – The lawyer must declare that they examined the legislation of the guarantor's country and, in the case of a legal entity, its bylaws and internal regulatory acts, as well as any other acts that may have been necessary for issuing their opinion;

b.2 – the legality of the constitution of the guarantor, as well as its capacity and legitimacy to provide the surety/guarantee, and compliance with legal and regulatory rules for assuming the obligations set forth in the Letter of Guarantee/Letter of Credit, attaching a copy of the bylaws or similar document;

b.3 – that the guarantor, through its legal representatives, and based on approval from its governing bodies, has full powers to sign and comply with the terms and conditions established in the Letter of Guarantee/Letter of Credit, attaching a copy of the act(s) appointing the legal representative(s) of the guarantor and of the act approving the provision of the guarantee;

b.4 – that the legal representatives of the guarantor who signed the letter of guarantee have powers to bind and obligate the guarantor to its terms and conditions, attaching a copy of the official identification document(s) of the legal representative(s) of the guarantor;

b.5 – that the execution of the Letter of Guarantee/Letter of Credit does not violate (a) the guarantor's bylaws, (b) constitutional norms, treaties, laws, normative and regulatory acts applicable to the guarantor or any determination of a governmental body imposed on the guarantor, (c) nor result in a default under any contract to which the guarantor is a party or through which assets of the guarantor are encumbered;

b.6 – whether or not taxes are levied on the payments made by the guarantor due to the fulfillment of the surety/guarantee, and, if so, which ones;

b.7 – the legality of the obligation assumed by the guarantor to honor the surety/guarantee with the payment of taxes, if any, on the amounts due and the consequent remittance of the net amounts to the creditor;

b.8 – that the Surety Bond/Letter of Credit was executed in accordance with the formalities required by the legislation of the guarantor's country, and that it constitutes a valid, effective and enforceable instrument;

b.9 – that all acts have been performed and all registrations or authorizations have been obtained from governmental agencies, departments, bodies or authorities of the guarantor's country, intended to ensure the execution, validity and compliance of the Surety Bond/Letter of Credit by the guarantor;

b.10 – that the choice of jurisdiction specified in the guarantee instrument is valid under the laws of the guarantor's country and that a judgment rendered by foreign courts is enforceable before the courts of the guarantor's country, indicating the necessary requirements;

b.11 – that the choice of applicable law is valid and will be respected by the judicial authorities of the guarantor's country;

b.12 – that there are no legal or administrative proceedings pending against the guarantor and, if there are, that such proceedings do not compromise the guarantor's ability to pay;

c) contract entered into with the Classification Society, intended for the classification of the vessel;

d) insurance policy for the vessel provided for in the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", accompanied by proof of premium payment; and

e) proof of registration of the fiduciary ownership of the vessel, or, in the case provided for in item IV of this Clause, proof of the registration request by presenting the protocol issued by the competent Port Authority.

III – For the use of each installment of each Sub-credit:

a) non-existence of any fact that, in BNDES's judgment, substantially alters the BENEFICIARY's economic-financial situation or that may compromise the execution of the project now financed, in a way that alters it or prevents its completion, under the terms provided in the project approved by BNDES;

b) the BENEFICIARY being up to date with all obligations towards the Merchant Marine Fund - FMM and the BNDES System;

c) submission, by the BENEFICIARY, of a Certificate of Negative Debt - CND or a Certificate of Positive Debt with Negative Effects - CPD-EN, issued by the Federal Revenue Secretariat of Brazil, via the INTERNET, to be obtained by the BENEFICIARY at www.receita.fazenda.gov.br and verified by BNDES on the same;

d) presentation, by the BENEFICIARY, of an FGTS Regularity Certificate, issued by Caixa Econômica Federal;

e) the Shipyard Builder, or any other shipyard that is subcontracted for the construction of any of the vessels subject to this Contract, must be in regular standing with the environmental agencies.

IV – For the use of each installment of each Sub-credit, until proof by the BENEFICIARY of the provisions in item II, "e" of this Clause: presentation of Surety Bond(s), with a validity period of at least 180 (one hundred and eighty) days, to be issued by financial institution(s) that, in BNDES's judgment, are in an economic-financial situation that gives them a degree of notorious solvency, according to the model established by BNDES, by which the guarantor(s) shall be liable for a portion of the debt in an amount previously defined by BNDES, based on the amount of the credit to be released. In the event that the proof of registration referred to in item II, "e" of this Clause is not completed by the 15th (fifteenth) business day prior to the maturity of the above-mentioned Surety Bond(s), the BENEFICIARY is obliged to replace it/them by the 10th (tenth) business day prior to said maturity, with another/others, of identical term and value at least equivalent to that previously guaranteed, previously defined by BNDES, based on the BENEFICIARY's outstanding balance, including the update provided for in Clause Six and/or the remuneration referred to in Clause Four, under penalty of BNDES being able to declare this Agreement early maturity, with the debt becoming due and any disbursements immediately suspended.

V – For the use of resources exceeding the amount equivalent to 92.5% (ninety-two point five percent) of the value of each Sub-credit: submission of the following documents relating to the vessel financed through each Sub-credit: a) Vessel Delivery and Acceptance Term; b) copy of the invoice issued by the Shipyard Builder; and c) insurance policy for the vessel, in accordance with the provisions of art. 70 of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", accompanied by the respective proof of premium payment.

PARAGRAPH ONE:

The legal opinion referred to in item II, "b", of this Clause must be notarized and consularized and, when the official language of the country is not Portuguese, drawn up in the English language.

PARAGRAPH TWO:

If the legal opinion mentioned in item II, "b", of this Clause is issued by an in-house lawyer of the guarantor, in addition to complying with the provisions of the First Paragraph of this Clause, a copy of the corporate act granting powers to that lawyer to issue the legal opinion must be presented, as well as a certificate signed by a Director of the guarantor, attesting to the legitimacy of the signature.

CLAUSE FIFTEEN – SURETY

WSAC, qualified in the preamble, accepts this Agreement as guarantor and principal payer, expressly waiving the benefits of articles 366, 827 and 838 of the Civil Code, and being jointly and severally liable, until the final settlement of this Agreement, for the faithful and exact fulfillment of all obligations assumed in this instrument by the BENEFICIARY with respect to Sub-credits "A1", "B1", "C1", "D1", "E1", "F1", "G1", "H1", "I1", "J1", "K1", "L1", and "M1".

PARAGRAPH ONE:

According to Clause Fourteen, item II, letter "b", the BENEFICIARY must arrange, as a condition for using the first installment of each Sub-credit, Surety Bond(s) issued by the Chilean company Remolcadores Ultratug Ltda., to guarantee the Sub-credits, which shall be jointly and severally liable, as a joint debtor and principal payer, expressly waiving the benefits of articles 366, 827 and 838 of the Civil Code, until the final settlement of this Agreement, for the faithful and exact fulfillment of all obligations assumed in this instrument by the BENEFICIARY with respect to Sub-credits "A2", "B2", "C2", "D2", "E2", "F2", "G2", "H2", "I2", "J2", "K2", "L2" and "M2", respecting, in any case, for each Surety Bond, the total amount of the respective Sub-credit.

PARAGRAPH TWO:

The BENEFICIARY and WSAC are permitted to, as a total or partial substitute for the surety dealt with in the head provision and the Surety Bond(s) dealt with in the First Paragraph, within the scope of one or more Sub-credits, present Standby Letter(s) of Credit, notarized and consularized, to be issued by financial institution(s) accepted by BNDES, according to the model to be provided by BNDES, and/or Bank Guarantee(s), issued by financial institution(s) that, in BNDES's judgment, are in an economic-financial situation that gives them a degree of notorious solvency, according to the model provided by BNDES, with the guarantor(s) assuming the status of joint debtor(s) and principal payer(s) of the obligations arising from this Agreement, until its final settlement, including principal, interest and charges, with express waiver of the benefits of articles 366, 827 and 838 of the Brazilian Civil Code.

PARAGRAPH THREE:

In the case of partial substitution of the surety dealt with in the head provision of this Clause by the Standby Letter(s) of Credit and/or by the Bank Guarantee(s) dealt with in the Second Paragraph, WSAC's liability with respect to the Sub-credit(s) within whose scope the substitution occurred shall only be for the percentage not covered by said Letter(s) of Credit and/or Bank Guarantee(s).

PARAGRAPH FOUR:

In the case of partial substitution of the Surety Bond(s) dealt with in the First Paragraph by the Standby Letter(s) of Credit and/or by the Bank Guarantee(s) dealt with in the Second Paragraph, the liability of Remolcadores Ultratug Ltda. with respect to the Sub-credit(s) within whose scope the substitution occurred shall only be for the percentage not covered by said Letter(s) of Credit and/or Bank Guarantee(s).

CLAUSE SIXTEEN – DEFAULT

In the event of default on the obligations assumed by the BENEFICIARY and the Intervening Party, the provisions of arts. 40 to 47-A of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", referred to in Clause Twelve, item I, shall be observed.

CLAUSE SEVENTEEN – LAWSUIT FILING PENALTY

In the event of judicial collection of the debt arising from this Agreement, the BENEFICIARY shall pay a penalty of 10% (ten percent) on the principal and charges of the debt, in addition to extrajudicial and judicial expenses and attorney's fees, due from the date of filing of the judicial collection measure.

CLAUSE EIGHTEEN – EARLY SETTLEMENT OF THE DEBT

In the event of early settlement of the debt, the guarantees shall be released, and the provisions of art. 18, second paragraph, of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS" mentioned in Clause Twelve, item I, shall apply to the other obligations.

CLAUSE NINETEEN – EARLY MATURITY

BNDES may declare this Agreement early maturity, with the debt becoming due and any disbursements immediately suspended, if, in addition to the cases provided for in articles 39 and 40 of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", referred to in Clause Twelve, item I, the following are proven by BNDES:

a) the reduction of the BENEFICIARY's staff without compliance with the provisions of item IV of Clause Twelve;

b) the existence of a final and unappealable conviction due to the practice of acts by the BENEFICIARY that involve child labor, slave labor or crimes against the environment;

c) the inclusion, from the date of signing of this Agreement, in the shareholders' agreement, bylaws or articles of incorporation of the BENEFICIARY, or of the company that directly controls it ("Wilson, Sons Ultratug Participações S.A."), of a provision that results in restrictions or prejudice to the ability to pay the financial obligations arising from this operation;

d) the occurrence, without the prior and express authorization of BNDES, of any change in the Construction Agreement entered into between the BENEFICIARY and the Shipyard, in the Activity List of the respective PERT NETWORK, in the Construction Schedule or in the Table of Uses and Sources of the project, relating to the financed vessels;

e) non-compliance with the obligation contained in item XI of Clause Twelve; and

f) the merger, spin-off, dissolution, consolidation (as the merging or merged company), reduction or closing of capital or the change in effective control, direct or indirect, of the BENEFICIARY or its successors, or any other corporate restructuring process involving the BENEFICIARY (or its successors), during the term of this Agreement, without the prior and express consent of BNDES.

PARAGRAPH ONE:

In the event that the resources granted under this Agreement are applied for a purpose other than that provided for in the first paragraph of Clause One, BNDES, without prejudice to the provisions of the head provision of this Clause, shall communicate the fact to the Federal Public Prosecutor's Office, for the purposes and effects of Law No. 7,492, of June 16, 1986.

PARAGRAPH TWO:

This Agreement shall also become early maturity, with the debt becoming due and any disbursements immediately suspended, on the date of certification as a Federal Deputy or Senator, of any person who holds a paid position in the BENEFICIARY, or is among its owners, controllers or directors, who fall under the prohibitions provided for by the Federal Constitution, article 54, items I and II. There shall be no default charges, provided that the payment of the debt occurs within 5 (five) business days from the date of certification, failing which the charges provided for in the cases of early maturity due to default shall apply.

PARAGRAPH THREE:

The declaration of early maturity based on the stipulation in letter "b" of the head provision of this Clause shall not occur if the imposed remedy is carried out or while the penalty imposed on the BENEFICIARY is being served, subject to due legal process.

PARAGRAPH FOUR:

For the purposes of item "f" of the head provision of this Clause, the eventual merger of VIS Limited by Wilson, Sons Limited, or the transfer of its shares to WSAC, is hereby approved by BNDES.

CLAUSE TWENTY – AUTHORIZATION TO PROVIDE INFORMATION

The BENEFICIARY authorizes BNDES, irrevocably and irreversibly, to inform the Merchant Marine Fund of the occurrence of any default on an obligation arising from this Agreement.

CLAUSE TWENTY-ONE – JURISDICTION

To resolve any doubts arising from this Agreement, the parties elect the forum of BNDES's headquarters or that of the City of Rio de Janeiro.

CLAUSE TWENTY-TWO – MATURITY ON HOLIDAYS

Any maturity date for principal amortization and charges that falls on Saturdays, Sundays or national, state, district or municipal holidays, including bank holidays, shall, for all purposes and effects of this Agreement, be moved to the next following business day, with charges calculated up to that date, and the following regular period for determining and calculating charges for this Agreement also starting from that date.

SOLE PARAGRAPH.

For the purposes of the head provision of this Clause, unless expressly stated otherwise, the holidays of the place where the BENEFICIARY's headquarters are located, whose address is indicated in this Agreement, shall be considered.

CLAUSE TWENTY-THREE – AUTHORIZATION

The BENEFICIARY authorizes BNDES to deduct from the first use of the first Sub-credit the amount of R$ 500,692.00 (five hundred thousand, six hundred and ninety-two reais), relating to the second and last installment of the Study Fee for the projects mentioned in the First Paragraph of Clause One of this Agreement, the first installment of which, in the amount of R$ 214,582.00 (two hundred fourteen thousand, five hundred eighty-two reais), was paid on 06/23/2010.Signature Sheet of the Financing Agreement through Credit Facility No. 10.2.1621.1 entered into between BNDES and Wilson, Sons Offshore S/A, with the intervention of third parties.

The BENEFICIARY and the Intervener WSAC submitted, respectively, the Certificate of No Debt (CND) No. 000662010-17060900, and the Certificate of No Debt (CND) No. 000172010-17060691, issued on August 24, 2010 and July 5, 2010, respectively, by the Brazilian Federal Revenue Service.

The pages of this Instrument are initialed by Fernanda Rodrigues Machado, a lawyer at BNDES, by authorization of the legal representatives who sign it.

And, as they are in agreement and have entered into this contract, they execute this Instrument in three (3) copies, of equal content and for a single purpose, in the presence of the witnesses named below.

Rio de Janeiro, September 22, 2010.

By BNDES:

/s/ Luiz Fernando Linck Castro

Luiz Fernando Linck Castro

/s/ Wagner Bittencourt de Oliveira

Wagner Bittencourt de Oliveira

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES

By the BENEFICIARY:

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

/s/ Luís Gustavo Bueno Machado

Luís Gustavo Bueno Machado

WILSON, SONS OFFSHORE S/A

INTERVENER:

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

/s/ Christian von Lachmann

Christian von Lachmann

WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.

WITNESSES:

[signature]

[signature]

DEED OF AMENDMENT No. 1 TO THE CREDIT FACILITY FINANCING AGREEMENT No. 10.2.1621.1, FOR THE SPECIFIC USE OF SUB-CREDITS "A1", "A2", "F1", "F2", "G1" AND "G2", ENTERED INTO BETWEEN THE BRAZILIAN NATIONAL DEVELOPMENT BANK – BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF THIRD PARTIES, AS FOLLOWS:

LET IT BE KNOWN to all who may see this instrument that on the twenty-ninth (29th) day of the month of March in the year two thousand and eleven (2011), in this city of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, I, CLAUDIA RODRIGUES MORAIS ANDRADE, Substitute Registrar, of the Office of Notarial Acts and Registration of Maritime Contracts, headquartered at Rua do Acre, No. 28, Ground Floor and Mezzanine, in this city, duly registered with the CNPJ under No. 27.194.133/0001-00, attended, upon invitation, at Avenida República do Chile No. 100, Centro, Rio de Janeiro – RJ; appeared the parties, mutually agreed and contracted:

On the one hand, as First Contracting Party, BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES, in its capacity as Financial Agent of the Merchant Marine Fund – FMM, herein referred to simply as BNDES, a federal public enterprise, headquartered in Brasília, Federal District, and providing services in this City, at Avenida República do Chile No. 100, registered with the CNPJ under No. 33.657.248/0001-89, represented herein by its Directors, Mr. WAGNER BITTENCOURT DE OLIVEIRA, [*****], registered with the CPF under No. [*****], and Mr. ELVIO LIMA GASPAR, [*****], registered with the CPF under No. [*****], both with business address at [*****];

And, on the other side, WILSON, SONS OFFSHORE S/A, hereinafter referred to as BENEFICIARY, a corporation, headquartered at Avenida Rio Branco, No. 25, 6th floor, part, Centro, Rio de Janeiro – RJ, registered with the CNPJ under No. 08.376.900/0001-40, represented herein by its Chief Executive Officer, Mr. ARNALDO CALBUCCI FILHO, [*****], registered with the CPF under No. [*****], and by its Executive Director, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered with the CPF under No. [*****], both with business address at [*****];

And also appearing as INTERVENING PARTY: WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA., hereinafter referred to as WSAC, headquartered at Avenida Rio Branco, No. 25, 5th floor (part), Centro, in the city of Rio de Janeiro, State of Rio de Janeiro, registered with the CNPJ under No. 33.130.691/0001-05, represented herein by its Administrative and Financial Director, Mr. FELIPE GUTTERRES RAMELLA, [*****], with business address at [*****], and by its Director, Mr. ARNALDO CALBUCCI FILHO, qualified above.

Those present identified as themselves by me, Substitute Registrar, and by the documentation presented, of which I certify; have mutually agreed and contracted to amend Credit Facility Financing Agreement No. 10.2.1621.1, hereinafter referred to simply as CONTRACT, entered into between BNDES and the BENEFICIARY, with the intervention of WSAC, on September 22, 2010, registered at the Notary's Office and Registry of Maritime Contracts of the State of Rio de Janeiro under No. R-1 / enrollment 384, in Book No. 3, on October 8, 2010, of which this instrument becomes an integral part, for all legal purposes and effects, under the following clauses:

FIRST – HISTORY OF AGREEMENT No. 10.2.1621.1

Under the AGREEMENT, a credit facility was granted to the BENEFICIARY, under the following main conditions:

I – PURPOSE: the credit is intended for the acquisition, by the BENEFICIARY, of 13 (thirteen) offshore support vessels to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda., considering, in this total, 4 (four) PSV-3000 type vessels, 4 (four) PSV-4500 type vessels, and 5 (five) AHTS-15000 type vessels, with the following amounts and purposes:

a) Subcredits "A1" and "A2": each in the amount of R$ 30,740,288.54 (equivalent to US$ 19,305,021.08), intended for the acquisition of Hull WS 124, described and characterized below: (i) hull number: WS 124 (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.50 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

b) Subcredits "B1" and "B2": each in the amount of R$ 30,740,288.54 (equivalent to US$ 19,305,021.08), intended for the acquisition of Hull WS 125, described and characterized below: (i) hull number: WS 125 (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

c) Subcredits "C1" and "C2": each in the amount of R$ 30,740,288.54 (equivalent to US$ 19,305,021.08), intended for the acquisition of Hull WS 126, described and characterized below: (i) hull number: WS 126 (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

d) Subcredits "D1" and "D2": each in the amount of R$ 30,740,288.54 (equivalent to US$ 19,305,021.08), intended for the acquisition of Hull WS 127, described and characterized below: (i) hull number: WS 127 (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

e) Subcredits "E1" and "E2": each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull WS 128, described and characterized below: (i) hull number: WS 128 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

f) Subcredits "F1" and "F2": each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull WS 129, described and characterized below: (i) hull number: WS 129 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

g) Subcredits "G1" and "G2": each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull WS 130, described and characterized below: (i) hull number: WS 130 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

h) Subcredits "H1" and "H2": each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull WS 131, described and characterized below: (i) hull number: WS 131 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

i) Subcredits "I1" and "I2": each in the amount of R$ 55,033,065.62 (equivalent to US$ 34,590,236.09), intended for the acquisition of Hull WS 132, described and characterized below: (i) hull number: WS 132 (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

j) Subcredits "J1" and "J2": each in the amount of R$ 55,033,065.62 (equivalent to US$ 34,590,236.09), intended for the acquisition of Hull WS 133, described and characterized below: (i) hull number: WS 133 (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

k) Subcredits "K1" and "K2": each in the amount of R$ 55,033,065.62 (equivalent to US$ 34,590,236.09), intended for the acquisition of Hull WS 134, described and characterized below: (i) hull number: WS 134 (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

l) Subcredits "L1" and "L2": each in the amount of R$ 55,033,065.62 (equivalent to US$ 34,590,236.09), intended for the acquisition of Hull WS 135, described and characterized below: (i) hull number: WS 135 (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

m) Subcredits "M1" and "M2": each in the amount of R$ 55,033,065.62 (equivalent to US$ 34,590,236.09), intended for the acquisition of Hull WS 136, described and characterized below: (i) hull number: WS 136 (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

II – SOURCES OF RESOURCES: Merchant Marine Fund – FMM;

III – INTEREST: on the principal debt of the BENEFICIARY arising from each Subcredit there shall be charged: a) an interest percentage, to be set under the terms of the Sole Paragraph of Clause Four of the CONTRACT; or b) an interest percentage, to be set under the terms of the Sole Paragraph of Clause Four of the CONTRACT, decreased by 0.5% (five-tenths of a percent) per year, in the case of compliance with the obligations mentioned in item XII of Clause Twelve of the CONTRACT. Under the terms of the First Paragraph of Clause Four of the CONTRACT, the interest percentage referred to in items "a" and "b" above shall be assigned to each Subcredit in the corresponding Subcredit Specific Use Amendment, based on the risk classification of the guarantors provided for in the head provision and the First Paragraph of Clause Fifteen of the CONTRACT, carried out according to BNDES's criteria in effect on the date of approval of the specific use of each Subcredit, as well as those of Resolution No. 3,262 of the National Monetary Council, of February 3, 2005, and Resolution No. 1453/2007-BNDES, of July 10, 2007, of BNDES's Board of Directors, subject to the provisions of the Second and Third Paragraphs of Clause Four;

IV – UPDATE OF THE DEBT AMOUNT: the outstanding balance of the BENEFICIARY, including principal, compensatory and default interest, other expenses, fees, and other agreed charges, shall be updated daily by the US dollar selling exchange rate variation index disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN;

V – UPDATE OF THE CREDIT AMOUNT: the unused portion of the credit shall be updated, from the base date of July 15, 2008, until its utilization date, by the US dollar selling exchange rate variation index disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN;

VI – AMORTIZATION: the principal of the debt arising from each Subcredit must be paid to BNDES in 216 (two hundred and sixteen) successive monthly installments, each in the amount of the outstanding principal debt of each Subcredit, updated under the terms of Clause Six of the CONTRACT, divided by the number of amortization installments not yet due, with the first installment falling due on the 10th (tenth) of the month following the end of the grace period for each Subcredit. The grace period referred to in this item is 36 (thirty-six) months, counted from the 10th (tenth) day following the date of formalization of each Subcredit Specific Use Amendment;

VII – OTHER CHARGES: a) Credit Reserve Fee: the BENEFICIARY shall pay BNDES a Credit Reserve Fee of 0.1% (one tenth of one percent), billable per period of 30 days or fraction thereof, levied on: (i) the unused balance of each subcredit installment, from the day immediately following its availability until the date of use, when its payment shall become due; and (ii) the unused balance of the subcredit, from the day immediately following its availability until the date of cancellation, carried out at the BENEFICIARY's request or on BNDES's initiative, and whose payment shall become due on the date of the request or BNDES's decision, as applicable. The incidence of the charge referred to in items (i) and (ii) above shall occur in the case of establishing a resource availability schedule; b) Default: in the event of default on the obligations assumed by the BENEFICIARY and by the Intervening Party, articles 40 to 47-A of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", referred to in Clause Twelve, item I, of the CONTRACT, shall be observed; c) Legal Proceedings Penalty: in the event of judicial enforcement of the debt arising from the CONTRACT, the BENEFICIARY shall pay a penalty of 10% (ten percent) on the principal and charges of the debt, in addition to extrajudicial and judicial costs and attorney's fees, payable from the date of filing of the judicial enforcement proceedings.

SECOND – SPECIFIC USE OF SUB-CREDITS "A1", "A2", "F1", "F2", "G1" AND "G2"

In light of the agreement now entered into, the parties agree to regulate the use of Sub-credits "A1", "A2", "F1", "F2", "G1" and "G2", opened under the AGREEMENT, under the following terms and conditions:

1 – AVAILABILITY OF SUB-CREDITS "A1", "A2", "F1", "F2", "G1" AND "G2" (CLAUSE THREE OF THE CONTRACT): observed the provisions of the Sole Paragraph of Clause Three of the CONTRACT, the funds of Sub-credits "A1", "A2", "F1", "F2", "G1" and "G2" to be released shall be transferred to current account No. [*****], held by the BENEFICIARY at Banco Itaú ([*****]), branch [*****].

1.1 – Use period (item III of Clause Twelve of the CONTRACT): the amount of Sub-credits "A1", "A2", "F1", "F2", "G1" and "G2" must be used within up to 36 (thirty-six) months from the signing date of this Amendment, without prejudice to BNDES, before or after the final term of that period, under the protection of the guarantees established in the AGREEMENT and in this Amendment, extending said period, upon express authorization, by letter, independently of any other formality or registration.

2 – GRACE PERIOD FOR SUB-CREDITS "A1", "A2", "F1", "F2", "G1" AND "G2" (SOLE PARAGRAPH OF CLAUSE EIGHT OF THE CONTRACT): 36 (thirty-six) months, starting on April 10, 2011 and ending on April 10, 2014.

3 – AMORTIZATION OF SUB-CREDITS "A1", "A2", "F1", "F2", "G1" AND "G2" (CLAUSE EIGHT OF THE CONTRACT): in 216 (two hundred and sixteen) successive monthly installments, each in the amount of the outstanding principal debt of each Sub-credit, updated under the terms of Clause Six of the CONTRACT, divided by the number of amortization installments not yet due, with the first installment falling due on May 10, 2014, and the last on April 10, 2032, observed the provisions of Clause Twenty-Second of the CONTRACT.

4 – INTEREST INCIDENT ON SUB-CREDITS "A1", "F1" AND "G1" (CLAUSE FOUR OF THE CONTRACT): on the principal debt of the BENEFICIARY arising from Sub-credits "A1", "F1", and "G1", interest shall be charged at: a) 3.09% (three point zero nine percent) per year; or b) 2.59% (two point five nine percent) per year, in the case of compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT.

4.1 – Interest shall be calculated daily on the outstanding balance of Sub-credits "A1", "F1", and "G1", updated under the terms of Clause Six of the CONTRACT, capitalized quarterly on the 10th (tenth) day of January, April, July, and October of each year, in the period between April 10, 2011 and April 10, 2014, and due monthly from May 10, 2014, inclusive, together with the principal amortization installments and upon maturity or settlement of the CONTRACT, observed the provisions of Clause Twenty-Second of the CONTRACT.

4.2 – For the purpose of calculating interest up to April 10, 2014, the rate of 2.59% (two point five nine percent) per year shall apply, observed the provisions of item 4.3 of this Clause.

4.3 – Failure to comply with the obligation mentioned in item XII of Clause Twelve of the CONTRACT shall result in the application of the interest rate stipulated in item "a" of item 4 of this Clause from the execution date of this Amendment.

4.4 – The balance corresponding to the reprocessing of the interest rate application provided for in item 4.3 of this Clause shall be added to the principal of the debt.

5 – INTEREST INCIDENT ON SUB-CREDITS "A2", "F2" AND "G2" (CLAUSE FOUR OF THE CONTRACT): on the principal debt of the BENEFICIARY arising from Sub-credits "A2", "F2", and "G2", interest shall be charged at: a) 4.77% (four point seven seven percent) per year; or b) 4.27% (four point two seven percent) per year, in the case of compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT.

5.1 – Interest shall be calculated daily on the outstanding balance of Sub-credits "A2", "F2", and "G2", updated under the terms of Clause Six of the CONTRACT, capitalized quarterly on the 10th (tenth) day of January, April, July, and October of each year, in the period between April 10, 2011 and April 10, 2014, and due monthly from May 10, 2014, inclusive, together with the principal amortization installments and upon maturity or settlement of the AGREEMENT, observed the provisions of Clause Twenty-Second of the CONTRACT.

5.2 – For the purpose of calculating interest up to April 10, 2014, the rate of 4.27% (four point two seven percent) per year shall apply, observed the provisions of item 5.3 of this Clause.

5.3 – Failure to comply with the obligation mentioned in item XII of Clause Twelve of the CONTRACT shall result in the application of the interest rate stipulated in item "a" of item 5 of this Clause from the execution date of this Amendment.

5.4 – The balance corresponding to the reprocessing of the interest rate application provided for in item 5.3 of this Clause shall be added to the principal of the debt.

6 – SURETY FOR SUB-CREDITS "A2", "F2" AND "G2" (CLAUSE FIFTEEN OF THE CONTRACT): Sub-credits "A2", "F2", and "G2" shall be secured by a Guarantee Letter issued by the Chilean company Remolcadores Ultratug Ltda., which shall assume joint and several liability, as a joint debtor and primary payer, expressly waiving the benefits of articles 366, 827, and 838 of the Civil Code, until final settlement of the CONTRACT, for the faithful and exact fulfillment of all obligations assumed by the BENEFICIARY regarding Sub-credits "A2", "F2", and "G2". Pursuant to Clause Fourteen, item II, letter "b", of the CONTRACT, the BENEFICIARY must provide the Surety Bond from Remolcadores Ultratug Ltda. as a condition for using the first installment of Sub-credits "A2", "F2", and "G2".

THIRD – OPERATION GUARANTEE

To secure the payment of any obligations arising from the CONTRACT, such as principal debt, interest, fees, conventional penalty, fines, and expenses, the BENEFICIARY grants to BNDES fiduciary ownership of the vessels mentioned in items I, VI, and VII of the First Paragraph of Clause One of the CONTRACT, with the basic characteristics and identification listed below:

I – hull number: WS 124 (PSV-3000): gross tonnage: 3,100 tons (approx.); overall length: 71.50 meters (approx.); molded breadth: 16.00 meters (approx.); molded depth: 7.50 meters (approx.); draft: 6.00 meters (approx.); and construction material: steel.

II – hull number: WS 129 (PSV-4500): gross tonnage: 4,500 tons (approx.); overall length: 87.40 meters (approx.); molded breadth: 16.00 meters (approx.); molded depth: 7.80 meters (approx.); draft: 6.15 meters (approx.); and construction material: steel.

III – hull number: WS 130 (PSV-4500): gross tonnage: 4,500 tons (approx.); overall length: 87.40 meters (approx.); molded breadth: 16.00 meters (approx.); molded depth: 7.80 meters (approx.); draft: 6.15 meters (approx.); and construction material: steel.

PARAGRAPH ONE: The BENEFICIARY declares that the assets mentioned in the head provision of this Clause are free and clear of any encumbrances, including tax liens.

PARAGRAPH TWO: BNDES reserves the right to request a reassessment of the encumbered assets should depreciation of the guarantee occur in its judgment.

PARAGRAPH THIRD: For the purposes of Article 14, item II, of Law No. 7,652 of February 3, 1988, the BENEFICIARY declares that the vessels mentioned in the head provision of this Clause are duly insured.

FOURTH – AMENDMENT

The BENEFICIARY, BNDES, and WSAC agree to amend item "b" of the First Paragraph of Clause Ten of the CONTRACT, which shall now read as follows:

"TENTH – SUB-CREDIT SPECIFIC USE AMENDMENT:

(...)

PARAGRAPH ONE:

(...)

b) indication, for the purpose of receiving credit disbursements from BNDES, of the current account number held by the BENEFICIARY, with the respective numbers and names of the branch and bank."

FIFTH – RATIFICATION

All Clauses of the CONTRACT are hereby ratified by the contracting parties and by WSAC in whatever does not conflict with what is established in this Amendment, especially the surety provided by WSAC under the terms of Clause Fifteen of the CONTRACT, with the obligations agreed upon in said CONTRACT remaining in full force and effect, and this instrument does not constitute novation.

CERTIFICATES PRESENTED BY WILSON, SONS OFFSHORE S/A:

a) Negative Certificate of Debts Related to Social Security Contributions and Third-Party Contributions No. 001472011-17060900, issued on 03/18/2011, valid until 09/14/2011, by the Federal Revenue Secretariat of Brazil;

b) Certificates from the 1st, 2nd, 3rd, and 4th Distribution Registry Offices, with nothing found in the 1st, 2nd, and 4th, whereas distributions appear in the 3rd;

c) Certificates from the 1st and 2nd Offices of Guardianship and Trusteeship Registry, showing clear;

d) FGTS Regularity Certificate – CRF No. 2011032501385420290988, showing regular status;

e) Joint Negative Certificate of Debts Related to Federal Taxes and Active Debt of the Union, issued by the Ministry of Finance – Office of the Attorney General of the National Treasury, Federal Revenue Secretariat of Brazil, issued on 12/08/2010, certifying no pending issues in its name relating to taxes administered by the Federal Revenue Secretariat of Brazil (RFB) and registrations in Active Federal Debt with the Attorney General's Office of the National Treasury (PGFN);

f) Certificate of Distribution of Civil, Criminal, Tax Execution Actions, and Special Courts No. 2011.00170056, issued on 02/15/2011 by the Federal Court, showing clear at the 1st Instance Federal Court in Rio de Janeiro.

PRESENTED BY WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.:

Negative Certificate of Debts Related to Social Security Contributions and Third-Party Contributions No. 000042011-17060691, issued on 01/03/2011, valid until 07/02/2011, by the Federal Revenue Secretariat of Brazil.

Instruments filed in these Notes by photocopy, of which I certify. The Contracting Parties declared that they accept the Certificates presented and waive any other Certificates possibly not presented, exempting the Notary's Office and this Registrar from any and all Civil and Criminal liability.

The pages of this Instrument are initialed by Fernanda Rodrigues Machado, attorney for BNDES, by authorization of the legal representatives who sign it.

The Contracting Parties finally stated that they authorize the Registrar of Maritime Contracts to proceed with all Registrations and Annotations necessary for the regularization of this deed.

Drawn up from draft. Thus stated, they requested me to draw up this deed in my Notarial Notes, read aloud before the contracting parties who accepted it as written, waiving instrument witnesses pursuant to Article 240 of CNCGJ.

Fees due for instrument: R$ 1,067.60 (Table 8 No. 1); R$ 5,338.00 (Table 7 Obs. 3); R$ 21.35 (distribution); R$ 4.27 (digitization); R$ 6.40 (IT); R$ 4.91 (communication); R$ 10.67 (filing); R$ 1,929.55 (20% of Law 3217/99); R$ 482.38 (Law 4664/05); R$ 482.38 (Complementary Law 111/06); R$ 3,215.92 (Table 7 No. 12); R$ 57.78 (Law 3761/02).

I, (sd) Claudia Rodrigues Morais Andrade, Substitute, Registration 94-5252, drew up, read, and conclude this act collecting signatures. And I, (sd) Aloir Melchiades de Souza, Notary, Registration 06-1266, subscribe and sign it.

CREDITOR: BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES.

/s/ Wagner Bittencourt de Oliveira

WAGNER BITTENCOURT DE OLIVEIRA

/s/ Elvio Lima Gaspar

ELVIO LIMA GASPAR

BENEFICIARY: WILSON, SONS OFFSHORE S.A.

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

INTERVENING PARTY: WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.

/s/ Felipe Gutterres Ramella

FELIPE GUTTERRES RAMELLA

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

CERTIFIED today, March 31, 2011.

/s/ Claudia Rodrigues Morais Andrade

Claudia Rodrigues Morais Andrade, Substitute, Registration 94-5252.

[STAMP OF FISCALIZATION – CORREGEDORIA GERAL DA JUSTIÇA RJ – CERTIDÃO VTS]

PUBLIC DEED OF AMENDMENT No. 2 TO THE CREDIT FACILITY FINANCING AGREEMENT No. 10.2.1621.1, FOR THE SPECIFIC USE OF SUB-CREDITS "E1", "E2", "H1" AND "H2", ENTERED INTO BETWEEN BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF THIRD PARTIES, AS SET FORTH BELOW:

LET IT BE KNOWN to all who see this instrument that in the year two thousand and eleven (2011), on the fifth (05th) day of the month of December, in this city of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, I, CLAUDIA RODRIGUES MORAIS ANDRADE, Substitute, of the Notary's Office and Registry of Maritime Contracts, headquartered at Rua do Acre, No. 28, Ground Floor and Mezzanine, in this city, duly registered with the CNPJ under No. 27.194.133/0001-00, appeared at Avenida República do Chile No. 100, Centro – Rio de Janeiro; appeared the parties, mutually agreed and contracted:

On one side, BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES, in its capacity as Financial Agent of the Merchant Marine Fund – FMM, herein referred to simply as BNDES, a federal public company, headquartered in Brasília, Federal District, with services in the city of Rio de Janeiro, at Avenida República do Chile No. 100, registered with the CNPJ under No. 33.657.248/0001-89, represented herein by Mr. ROBERTO ZURLI MACHADO, [*****], registered with the CPF under No. [*****], and by Mr. LUIZ FERNANDO LINCK DORNELES, [*****], registered with the CPF under No. [*****], Directors of BNDES, both with business address at [*****];

And, on the other side, WILSON, SONS OFFSHORE S/A, hereinafter referred to as BENEFICIARY, a corporation, headquartered in the city of Rio de Janeiro-RJ, at Rua da Candelária, No. 65, rooms 1701 and 1702, part, Centro, registered with the CNPJ under No. 08.376.900/0001-40, represented herein by its Chief Executive Officer, Mr. ARNALDO CALBUCCI FILHO, [*****], registered with the CPF under No. [*****], and by its Executive Director, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered with the CPF under No. [*****], both with business address at [*****];

Also appearing as Intervening Party, WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA., hereinafter referred to as WSAC, headquartered at Avenida Rio Branco, No. 25, 5th floor (part), Centro, in the city of Rio de Janeiro, State of Rio de Janeiro, registered with the CNPJ under No. 33.130.691/0001-05, represented herein by its Chief Executive Officer, Mr. ARNALDO CALBUCCI FILHO, qualified above, and its Administrative and Financial Director, Mr. FELIPE GUTTERRES RAMELLA, [*****], registered with the CPF under No. [*****], with business address at [*****];

Those present identified as themselves by me, Substitute Clerk, and by the documentation presented, of which I certify; have, mutually agreed, decided to amend Credit Facility Financing Agreement No. 10.2.1621.1, hereinafter referred to simply as AGREEMENT, entered into between BNDES and the BENEFICIARY, with the intervention of WSAC, on September 22, 2010, registered with the Notary's Office and Registry of Maritime Contracts of the State of Rio de Janeiro under No. R-1/registration 384, in Book No. 3, on October 8, 2010, amended by public deed drawn up on page 32 of Book 0283, at the Notary's Office and Registry of Maritime Contracts, on March 29, 2011, of which this instrument becomes an integral part, for all legal purposes and effects, under the following clauses:

FIRST – HISTORY OF AGREEMENT No. 10.2.1621.1:

Under the AGREEMENT, a credit facility was granted to the BENEFICIARY, under the following main conditions:

1 – PURPOSE: the credit is intended for the acquisition, by the BENEFICIARY, of 13 (thirteen) offshore support vessels to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda., considering, in this total, 4 (four) PSV-3000 type vessels, 4 (four) PSV-4500 type vessels and 5 (five) AHTS-15000 type vessels, with the following values and purposes:

a) Sub-credits "A1" and "A2": each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of Hull WS 124, described and characterized as follows: (i) hull number: WS 124 (PSV-3000); (ii) deadweight: 3,100 tons (approx.); (iii) overall length: 71.50 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

b) Sub-credits "B1" and "B2": each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of Hull WS 125, described and characterized as follows: (i) hull number: WS 125 (PSV-3000); (ii) deadweight: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

c) Sub-credits "C1" and "C2": each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of Hull WS 126, described and characterized as follows: (i) hull number: WS 126 (PSV-3000); (ii) deadweight: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

d) Sub-credits "D1" and "D2": each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of Hull WS 127, described and characterized as follows: (i) hull number: WS 127 (PSV-3000); (ii) deadweight: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

e) Sub-credits "E1" and "E2": each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of Hull WS 128, described and characterized as follows: (i) hull number: WS 128 (PSV-4500); (ii) deadweight: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

f) Sub-credits "F1" and "F2": each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of Hull WS 129, described and characterized as follows: (i) hull number: WS 129 (PSV-4500); (ii) deadweight: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

g) Sub-credits "G1" and "G2": each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of Hull WS 130, described and characterized as follows: (i) hull number: WS 130 (PSV-4500); (ii) deadweight: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

h) Sub-credits "H1" and "H2": each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of Hull WS 131, described and characterized as follows: (i) hull number: WS 131 (PSV-4500); (ii) deadweight: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

i) Sub-credits "I1" and "I2": each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of Hull WS 132, described and characterized as follows: (i) hull number: WS 132 (AHTS-15000); (ii) deadweight: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

j) Sub-credits "J1" and "J2": each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of Hull WS 133, described and characterized as follows: (i) hull number: WS 133 (AHTS-15000); (ii) deadweight: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

k) Sub-credits "K1" and "K2": each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of Hull WS 134, described and characterized as follows: (i) hull number: WS 134 (AHTS-15000); (ii) deadweight: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

l) Sub-credits "L1" and "L2": each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos), equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of Hull WS 135, described and characterized as follows: (i) hull number: WS 135 (AHTS-15000); (ii) deadweight: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

m) Sub-credits "M1" and "M2": each in the amount of R$ 55,033,065.62 (equivalent to US$ 34,590,236.09), intended for the acquisition of Hull WS 136, described and characterized as follows: (i) hull number: WS 136 (AHTS-15000); (ii) deadweight: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

II – SOURCES OF FUNDS: Merchant Marine Fund – FMM.

III – INTEREST: on the principal debt of the BENEFICIARY arising from each Sub-credit, interest shall be charged at:

a) interest percentage to be fixed under the terms of the First Paragraph of Clause Four of the AGREEMENT; or

b) interest percentage to be fixed under the terms of the First Paragraph of Clause Four of the AGREEMENT, reduced by 0.5% (five tenths of one percent) per year, in case of compliance with the obligations mentioned in item XII of Clause Twelve of the AGREEMENT.

Under the terms of the First Paragraph of Clause Four of the AGREEMENT, the interest percentage referred to in items "a" and "b" above shall be assigned to each Sub-credit in the corresponding Sub-credit Specific Use Amendment, based on the risk classification of the guarantors provided for in the caput and First Paragraph of Clause Fifteen of the AGREEMENT, carried out according to BNDES criteria in force on the approval date of the specific use of each Sub-credit, as well as those of Resolution No. 3,262 of the National Monetary Council of February 3, 2005, and Resolution No. 1453/2007-BNDES of July 10, 2007 of the BNDES Board of Directors, observing the provisions of the Second and Third Paragraphs of Clause Four.

IV – MONETARY UPDATE OF DEBT VALUE: the outstanding balance of the BENEFICIARY, including principal, compensatory and default interest, other expenses, fees and other agreed charges, shall be updated daily by the US dollar selling exchange rate variation index disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN.

V – MONETARY UPDATE OF CREDIT VALUE: the unused portion of the credit shall be updated from the base date of July 15, 2008 until its utilization date by the US dollar selling exchange rate variation index disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System – SISBACEN.

VI – AMORTIZATION: the principal debt arising from each Sub-credit must be paid to BNDES in 216 (two hundred and sixteen) successive monthly installments, each in the amount of the principal due of the debt of each Sub-credit, updated under the terms of Clause Six of the AGREEMENT, divided by the number of amortization installments not yet due, with the first installment falling due on the 10th (tenth) day of the month following the expiration of the grace period of each Sub-credit. The grace period is 36 (thirty-six) months, starting from the 10th (tenth) day following the date of formalization of each Sub-credit Specific Use Amendment.

VII – OTHER CHARGES:

a) Credit Reserve Fee: the BENEFICIARY shall pay BNDES a Credit Reserve Fee of 0.1% (one tenth of one percent), chargeable per period of 30 days or fraction thereof, levied on: (i) the unused balance of each tranche of each Sub-credit, from the day immediately following its availability until the date of use, when payment shall be due; and (ii) the unused balance of each Sub-credit, from the day immediately following its availability until the cancellation date requested by the BENEFICIARY or initiated by BNDES, payment being due on the request or decision date, as applicable. The incidence of the fee referred to in items (i) and (ii) shall occur upon establishment of a fund availability schedule.

b) Default: in the event of default of obligations assumed by the BENEFICIARY and Intervening Party, the provisions set forth in Arts. 40 to 47-A of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS" referred to in Clause Twelve, item I, of the AGREEMENT shall apply.

c) Legal Collection Fine: in the event of judicial collection of debt arising from the AGREEMENT, the BENEFICIARY shall pay a fine of 10% (ten percent) on principal and charges, plus extrajudicial and judicial expenses and attorney's fees due from the filing date of the judicial measure.

SECOND – SPECIFIC USE OF SUB-CREDITS "E1", "E2", "H1" AND "H2":

In view of the agreement now entered into, the parties agree to regulate the use of Sub-credits "E1", "E2", "H1" and "H2", opened through the AGREEMENT, under the following terms and conditions:

1 – AVAILABILITY OF SUB-CREDITS "E1", "E2", "H1" AND "H2" (CLAUSE THREE OF THE AGREEMENT): subject to the Sole Paragraph of Clause Three of the AGREEMENT, the funds of Sub-credits "E1", "E2", "H1" and "H2" to be released shall be transferred to checking account No. [*****] held by the BENEFICIARY at Banco Itaú ([*****]), branch [*****].

1.1 – Utilization Period (item III of CLAUSE TWELVE OF THE AGREEMENT): the amount of Sub-credits "E1", "E2", "H1" and "H2" must be used within up to 36 (thirty-six) months from the signing date of this Amendment, without prejudice to BNDES's right, before or after the expiration of said period, under the guarantees established in the AGREEMENT and this Amendment, to extend said period upon express authorization by letter, independent of any other formality or registration.

2 – GRACE PERIOD OF SUB-CREDITS "E1", "E2", "H1" AND "H2" (FIRST PARAGRAPH OF CLAUSE EIGHT OF THE AGREEMENT): 36 (thirty-six) months, starting on December 10, 2011 and ending on December 10, 2014.

3 – AMORTIZATION OF SUB-CREDITS "E1", "E2", "H1" AND "H2" (CLAUSE EIGHT OF THE AGREEMENT): in 216 (two hundred and sixteen) successive monthly installments, each in the amount of the principal due of each Sub-credit, updated under Clause Six of the AGREEMENT, divided by the number of amortization installments remaining, the first installment maturing on January 10, 2015 and the last on December 10, 2032, subject to Clause Twenty-Two of the AGREEMENT.

4 – INTEREST INCIDENT ON SUB-CREDITS "E1" AND "H1" (CLAUSE FOUR OF THE AGREEMENT): on the principal debt of the BENEFICIARY arising from Sub-credits "E1" and "H1", interest shall apply at:

a) 3.09% (three point zero nine percent) per year; or

b) 2.59% (two point fifty-nine percent) per year, in case of compliance with the obligation mentioned in item XII of Clause Twelve of the AGREEMENT.

4.1 – Interest shall be calculated daily on the outstanding balance of Sub-credits "E1" and "H1", updated under Clause Six of the AGREEMENT, capitalized quarterly on the 10th (tenth) day of March, June, September, and December of each year between December 10, 2011 and December 10, 2014, and payable monthly from January 10, 2015 onward, together with principal amortization installments and upon maturity or settlement of the AGREEMENT, subject to Clause Twenty-Two.

4.2 – For calculating interest up to December 10, 2014, the rate of 2.59% (two point fifty-nine percent) per year shall apply, observing item 4.3.

4.3 – Failure to perform the obligation in item XII of Clause Twelve of the AGREEMENT shall result in applying the interest rate in item 4(a) from the signing date of this Amendment.

4.4 – The balance corresponding to interest rate recalculation under item 4.3 shall be incorporated into the debt principal.

5 – INTEREST INCIDENT ON SUB-CREDITS "E2" AND "H2" (CLAUSE FOUR OF THE AGREEMENT):

on the principal debt of the BENEFICIARY arising from Sub-credits "E2" and "H2", interest shall apply at:

a) 4.06% (four point zero six percent) per year; or

b) 3.56% (three point fifty-six percent) per year, in case of compliance with the obligation mentioned in item XII of Clause Twelve of the AGREEMENT.

5.1 – Interest shall be calculated daily on the outstanding balance of Sub-credits "E2" and "H2", updated under Clause Six of the AGREEMENT, capitalized quarterly on the 10th (tenth) day of March, June, September, and December of each year between December 10, 2011 and December 10, 2014, and payable monthly from January 10, 2015 onward, together with principal amortization installments and upon maturity or settlement of the AGREEMENT, subject to Clause Twenty-Two.

5.2 – For calculating interest up to December 10, 2014, the rate of 3.56% (three point fifty-six percent) per year shall apply, observing item 5.3.

5.3 – Failure to perform the obligation in item XII of Clause Twelve of the AGREEMENT shall result in applying the interest rate in item 5(a) from the signing date of this Amendment.

5.4 – The balance corresponding to interest rate recalculation under item 5.3 shall be incorporated into the debt principal.

6 – GUARANTEE SURETY FOR SUB-CREDITS "E2" AND "H2" (CLAUSE FIFTEEN OF THE AGREEMENT): Sub-credits "E2" and "H2" shall be guaranteed by a Letter of Guarantee issued by Chilean company Remolcadores Ultratug Ltda., which shall assume joint and several liability as principal debtor and payer, expressly waiving benefits under articles 366, 827, and 838 of the Brazilian Civil Code, until final settlement of the AGREEMENT, for full compliance with all obligations of the BENEFICIARY regarding Sub-credits "E2" and "H2". Pursuant to Clause Fourteen, item II, sub-item "b" of the AGREEMENT, the BENEFICIARY must provide said Letter of Guarantee from Remolcadores Ultratug Ltda. as a condition precedent to utilizing the first tranche of Sub-credits "E2" and "H2".

THIRD – TRANSACTION GUARANTEE:

To secure payment of any obligations under the AGREEMENT, including debt principal, interest, fees, conventional penalties, fines, and expenses, the BENEFICIARY grants to BNDES fiduciary ownership of the vessels mentioned in items V and VIII of the First Paragraph of Clause One of the AGREEMENT, with the following basic characteristics:

I – Hull WS 128 (PSV-4500): valued at US$ 52,160,000.00 (fifty-two million, one hundred sixty thousand United States dollars), equivalent to R$ 86,935,072.00 (eighty-six million, nine hundred thirty-five thousand, seventy-two reais), based on the Central Bank of Brazil US dollar selling rate as of February 21, 2011: (a) deadweight: 4,500 tons (approx.); (b) overall length: 87.40 meters (approx.); (c) molded breadth: 16.00 meters (approx.); (d) molded depth: 7.80 meters (approx.); (e) draft: 6.15 meters (approx.); and (f) construction material: steel.

II – Hull WS 131 (PSV-4500): valued at US$ 52,160,000.00 (fifty-two million, one hundred sixty thousand United States dollars), equivalent to R$ 86,935,072.00 (eighty-six million, nine hundred thirty-five thousand, seventy-two reais), based on the Central Bank of Brazil US dollar selling rate as of February 21, 2011: (a) deadweight: 4,500 tons (approx.); (b) overall length: 87.40 meters (approx.); (c) molded breadth: 16.00 meters (approx.); (d) molded depth: 7.80 meters (approx.); (e) draft: 6.15 meters (approx.); and (f) construction material: steel.

PARAGRAPH ONE: The BENEFICIARY declares that the assets mentioned in the caput of this Clause are free and clear of any encumbrances, including tax liens.

PARAGRAPH TWO: BNDES reserves the right to request revaluation of encumbered assets should depreciation of the guarantee occur in its judgment.

PARAGRAPH THREE: Pursuant to Article 14, item II of Law No. 7,652 of February 3, 1988, the BENEFICIARY declares that the vessels in the caput are duly insured.

FOURTH – RATIFICATION:

All Clauses of the AGREEMENT are hereby ratified by the contracting parties and by WSAC in whatever does not conflict with this Amendment, especially the surety provided by WSAC under Clause Fifteen of the AGREEMENT, maintaining the obligations agreed upon in said AGREEMENT, this instrument not constituting novation.

WILSON, SONS OFFSHORE S/A presented the following Certificates:

a) Negative Certificate of Debts Related to Social Security Contributions and Third Parties No. 002522011-17060900, issued on 07/26/2011 by the Secretariat of Federal Revenue of Brazil, valid until 01/22/2012;

b) Certificates from the 1st, 2nd, 3rd, and 4th Distribution Record Offices, with distributions appearing on the 1st, 3rd, and 4th, and clear on the 2nd;

c) Certificates from the 1st and 2nd Record Offices of Interdictions and Guardianships, showing clear;

d) FGTS Regularity Certificate – CRF No. 2011110809221317950297, showing regular status;

e) Joint Negative Certificate of Debts Related to Federal Taxes and Active Debt of the Union, issued by the Ministry of Finance – Office of the Attorney General of the National Treasury, Secretariat of Federal Revenue of Brazil, issued on 10/07/2011, certifying no pending issues under RFB or PGFN;

f) Certificate of Distribution of Civil, Criminal, Tax Execution Actions and Special Courts No. 2011.01191532, issued on 11/08/2011 by the Federal Court, showing clear at the 1st Instance Federal Court in Rio de Janeiro;

WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA. presented:

Negative Certificate of Debts Related to Social Security Contributions and Third Parties No. 001712011-17060691, issued on 09/27/2011 by the Secretariat of Federal Revenue of Brazil, valid until 03/25/2012; Which instruments remain filed in these Notarial Records by photocopy, to which I certify. The Contracting Parties declared acceptance of the Certificates presented and waived any others not presented, exempting the Notary's Office and Clerk from Civil/Criminal liability. The pages of this instrument are initialed by André Luiz Bastos, attorney for BNDES, as authorized by the legal representatives signing it. The Contracting Parties finally authorized the Officer of Maritime Contracts Registry to perform all necessary registrations and annotations. Drawn up from draft. Thus stated, they requested me to draw up this deed in my Notarial Notes, read aloud before contracting parties who accepted it as written, waiving instrument witnesses pursuant to Art. 240 of CNCGJ.

NOTARIAL FEES & CERTIFICATION:

I certify that for this instrument, fees are due: R$ 1,067.60 (Table 8 No. 1); R$ 3,202.80 (Table 7 Obs. 3); R$ 21.35 (distribution); R$ 4.27 (digitization); R$ 6.40 (IT); R$ 4.91 (communication); R$ 10.67 (filing); R$ 1,288.99 (20% Law 3217/99); R$ 322.24 (Law 4664/05); R$ 322.24 (Complementary Law 111/06); R$ 2,148.32 (Table 7 No. 12); R$ 38.52 (Law 3761/02).

I, (signed) Claudia Rodrigues Morais Andrade, Substitute, Registration 94-5252, drew up, read, and conclude this act collecting signatures. And I, (signed) Fábio Machado Melchiades de Souza, Substitute Notary, Registration 94-4132, subscribe and sign it.

CREDITOR:

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES.

/s/ Roberto Zurli Machado

ROBERTO ZURLI MACHADO

/s/ Luiz Fernando Linck Dorneles

LUIZ FERNANDO LINCK DORNELES

BENEFICIARY: WILSON, SONS OFFSHORE S.A.

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

INTERVENING PARTY: WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Felipe Guttrres Ramella

FELIPE GUTTERRES RAMELLA

CERTIFIED today, December 07, 2011.

I certify that for this instrument, fees due: R$ 19.39 (Table 1 No. 2); R$ 8.96 (Table 1 No. 5); R$ 3.20 (Table 1 No. 9); R$ 6.31 (Law 3217/99); R$ 1.57 (Law 4664/2005); R$ 1.57 (Law 111/06).

And I, Claudia Rodrigues Morais Andrade, Substitute, Registration 94-5252, subscribe.

[STAMP OF FISCALIZATION – CORREGEDORIA GERAL DA JUSTIÇA RJ – CERTIDÃO NOP – 1 ATO – JUU78450]

DEED OF AMENDMENT No. 3 TO THE CREDIT FACILITY AGREEMENT No. 10.2.1621.1, FOR THE SPECIFIC USE OF SUB-CREDITS “I1”, “I2”, “J1” AND “J2”, ENTERED INTO BETWEEN THE BRAZILIAN NATIONAL DEVELOPMENT BANK - BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF THIRD PARTIES, AS FOLLOWS:

On the ninth (9th) day of July in the year two thousand and twelve (2012), in the city of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, I, ELIANA MURCE PEREIRA, Deputy Registrar of the Office of Notarial Acts and Registration of Maritime Contracts, with its registered office at Rua do Acre, no. 28, Ground Floor and First Floor, in this city, duly registered with the CNPJ under No. 27.194.133/0001-00, appeared by invitation at Avenida República do Chile No. 100, Centro – RJ; the parties, acting in good faith and having entered into this contract, appeared:

on the one hand, the NATIONAL BANK FOR ECONOMIC AND SOCIAL DEVELOPMENT – BNDES, acting as Financial Agent for the Merchant Navy Fund – FMM, hereinafter referred to simply as BNDES, a federal public enterprise, with its head office in Brasília, Federal District, and offices in the city of Rio de Janeiro, at Avenida República do Chile No. 100, registered with the CNPJ under No. 33.657.248/0001-89, herein represented by Mr. ROBERTO ZURLI MACHADO, [*****], registered with the CPF/MF under No. [*****]; and by Mr. MAURÍCIO BORGES LEMOS, [*****], registered with CPF/MF under number [*****], Directors of BNDES, both with business address at [*****];

and, on the other hand, WILSON, SONS OFFSHORE S/A, hereinafter referred to as the BENEFICIARY, a public limited company, headquartered in the city of Rio de Janeiro -RJ, at Rua da Candelária, nº 65, rooms 1701 and 1702, part, Centro, registered with the CNPJ under nº 08.376.900/0001-40, in this act represented by its President Director, Mr. ARNALDO CALBUCCI FILHO, [*****], registered with the CPF under nº [*****], and by its Executive Director, Mr. LUÍS GUSTAVO BUENO MACHADO, [*****], registered under CPF number [*****], both with business address at [*****];

Also appearing as an Intervening Party is Wilson, Sons de Administração e Comércio Ltda., hereinafter referred to as WSAC, with its registered office at Avenida Rio Branco, No. 25, 5th floor (part), Centro, Rio de Janeiro - RJ, registered with the CNPJ under No. 33.130.691/0001-05, herein represented by its Director, Mr. ARNALDO CALBUCCI FILHO, as described above, and its Administrative and Financial Director, Mr. FELIPE GUTTERRES RAMELLA, [*****], registered with the CPF under No. [*****], with its business address at [*****];

The parties identified as such by me, the Substitute Clerk, and by the documentation presented, which I attest to; have, between themselves, justly and agreed to amend the Financing Contract through Credit Opening No. 10.2.1621.1, hereinafter simply referred to as the CONTRACT, entered into between BNDES and the BENEFICIARY, with the intervention of WSAC, on September 22, 2010, registered at the Notary and Maritime Contract Registry Office of the State of Rio de Janeiro under No. R-1/registration 384, in Book No. 3, on October 8, 2010, amended on March 29, 2011, by public deed drawn up on page 32 of Book 0283, at the Office of Notary and Registry of Maritime Contracts, which instrument becomes an integral part hereof, for all legal purposes and effects, under the following clauses:

FIRST - HISTORY OF AGREEMENT No. 10.2.1621.1:

Under the AGREEMENT, a credit facility was granted to the BENEFICIARY, under the following main conditions:

I - PURPOSE: the credit is intended for the acquisition, by the BENEFICIARY, of 13 (thirteen) offshore support vessels to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda., considering, in this total, 4 (four) PSV-3000 type vessels, 4 (four) PSV-4500 type vessels and 5 (five) AHTS-15000 type vessels, with the following values and purposes:

a) Subcredits “A1” and “A2”: each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of “HULL WS 124”, as described and characterized below: (i) hull number: “WS 124” (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.50 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

b) Subcredits “B1” and “B2”: each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of “HULL WS 125”, as described and characterized below: (i) hull number: “WS 125” (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

c) Subcredits “C1” and “C2”: each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of “HULL WS 126”, as described and characterized below: (i) hull number: “WS 126” (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

d) Subcredits “D1” and “D2”: each in the amount of R$ 30,740,288.54 (thirty million, seven hundred forty thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand, twenty-one United States dollars and eight cents), intended for the acquisition of “HULL WS 127”, as described and characterized below: (i) hull number: “WS 127” (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.85 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

e) Subcredits “E1” and “E2”: each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos) equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of “HULL WS 128”, as described and characterized below: (i) hull number: “WS 128” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

f) Subcredits “F1” and “F2”: each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos) equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of “HULL WS 129”, as described and characterized below: (i) hull number: “WS 129” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

g) Subcredits “G1” and “G2”: each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos) equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of “HULL WS 130”, as described and characterized below: (i) hull number: “WS 130” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

h) Subcredits “H1” and “H2”: each in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos) equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), intended for the acquisition of “HULL WS 131”, as described and characterized below: (i) hull number: “WS 131” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

i) Subcredits “11” and “12”: each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos) equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of “HULL WS 132”, as described and characterized below: (i) hull number: “WS 132” (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

j) Subcredits “J1” and “J2”: each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos) equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of “HULL WS 133”, as described and characterized below: (i) hull number: “WS 133” (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

k) Subcredits “K1” and “K2”: each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos) equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of “HULL WS 134”, as described and characterized below: (i) hull number: “WS 134” (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

l) Subcredits “L1” and “L2”: each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos) equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of “HULL WS 135”, as described and characterized below: (i) hull number: “WS 135” (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

m) Subcredits “M1” and “M2”: each in the amount of R$ 55,033,065.62 (fifty-five million, thirty-three thousand, sixty-five reais and sixty-two centavos) equivalent to US$ 34,590,236.09 (thirty-four million, five hundred ninety thousand, two hundred thirty-six United States dollars and nine cents), intended for the acquisition of “HULL WS 136”, as described and characterized below: (i) hull number: “WS 136” (AHTS-15000); (ii) gross tonnage: 3,000 tons (approx.); (iii) overall length: 69.60 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

II - SOURCES OF RESOURCES: Merchant Navy Fund – FMM;

III - INTEREST: on the principal of the BENEFICIARY's debt arising from each Sub-credit, the following shall apply: a) interest percentage, to be set under the terms of the First Paragraph of Clause Four of the AGREEMENT; or b) interest percentage, to be set under the terms of the First Paragraph of Clause Four of the AGREEMENT, reduced by 0.5% (five tenths of one percent) per year, in case of compliance with the obligations mentioned in item XII of Clause Twelve of the AGREEMENT. Pursuant to the First Paragraph of Clause Four of the CONTRACT, the interest rate referred to in items “a” and “b” above shall be assigned for each Subcredit, in the corresponding Specific Subcredit Utilization Addendum, based on the risk classification of the guarantors provided for in the caput and in the First Paragraph of Clause Fifteen of the CONTRACT, carried out in accordance with BNDES’s criteria in effect on the date of approval of the specific use of each Subcredit, as well as those of Resolution No. 3,262 of the National Monetary Council, of February 3, 2005, and of Resolution No. 1453/2007 - BNDES, of July 10, 2007, of the Board of Directors of BNDES, subject to the provisions of the Second and Third Paragraphs of Clause Four.

IV - UPDATE OF THE DEBT AMOUNT: the outstanding balance of the BENEFICIARY, including principal, compensatory and default interest, other expenses, commissions and other agreed charges, shall be updated daily by the variation index of the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System - SISBACEN.

V - UPDATE OF THE CREDIT AMOUNT: the unused portion of the credit shall be updated, from the base date of July 15, 2008, until the date of its use, by the variation index of the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System - SISBACEN.

VI - AMORTIZATION: the principal of the debt arising from each Subcredit shall be paid to BNDES in 216 (two hundred and sixteen) monthly and successive installments, each of them in the amount of the maturing principal of the debt of each Subcredit, updated under the terms of Clause Six of the CONTRACT, divided by the number of amortization installments not yet due, with the first installment falling due on the 10th (tenth) day of the month following the end of the grace period of each Subcredit. The grace period referred to in this item is 36 (thirty-six) months, counted from the 10th (tenth) day following the date of formalization of each Specific Subcredit Utilization Addendum.

VII - OTHER CHARGES:

a) Credit Reserve Charge: the BENEFICIARY shall pay the BNDES a Credit Reserve Charge of 0.1% (one tenth of a per cent), payable for each 30-day period or part thereof, levied on: (i) - the unused balance of each subcredit installment, from the day immediately following its availability until the date of use, when its payment shall become due; and (ii) - the unused balance of the subcredit, from the day immediately following its availability until the date of cancellation, carried out at the BENEFICIARY's request, or on BNDES's own initiative, and whose payment shall become due on the date of the request, or of BNDES's decision, as the case may be. The incidence of the charge referred to in items (i) and (ii), mentioned above, shall occur in the event of establishment of a resource availability scheme.

b) Default: in the event of default of the obligations assumed by the BENEFICIARY and the Intervening Party, the provisions set forth in the articles shall be observed. 40 to 47-A of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", referred to in Clause Twelve, item I, of the CONTRACT.

c) Filing Penalty: in the event of judicial collection of the debt arising from the CONTRACT, the BENEFICIARY shall pay a penalty of 10% (ten percent) on the principal and charges of the debt, in addition to extrajudicial and judicial expenses and attorneys' fees, due as from the date of filing of the judicial collection action.

SECOND - AMENDMENT:

The BENEFICIARY, BNDES and WSAC agree to rectify and amend the CONTRACT, for the purpose of: i) changing the characteristics of part of the financed vessels; ii) reducing the amount of credit opened to the BENEFICIARY; iii) creating Subcredits N1, N2, O1, O2, P1 and P2; and iv) reallocating amounts among the Subcredits, all by means of amending Clause One, caput and First Paragraph of the CONTRACT, which shall be in force with the following wording:

“CLAUSE ONE – NATURE, VALUE AND PURPOSE OF THE AGREEMENT

BNDES opens to the BENEFICIARY, through this Contract, a credit in the amount of up to US$ 670,168,892.14 (six hundred seventy million, one hundred sixty-eight thousand, eight hundred ninety-two United States dollars and fourteen cents), equivalent to R$ 1,066,238,707.39 (one billion, sixty-six million, two hundred thirty-eight thousand, seven hundred seven reais and thirty-nine centavos), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, divided into 32 (thirty-two) Subcredits, with the following values:

I - Subcredit “A1”: in the amount of R$ 30,714,288.54 (thirty million, seven hundred fourteen thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

II - Subcredit “A2”: in the amount of R$ 30,714,288.54 (thirty million, seven hundred fourteen thousand, two hundred eighty-eight reais and fifty-four centavos), equivalent to US$ 19,305,021.08 (nineteen million, three hundred five thousand twenty-one United States dollars and eight cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

III - Subcredit “B1”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

IV - Subcredit “B2”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

V - Subcredit “C1”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

VI - Subcredit “C2”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

VII - Subcredit “D1”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

VIII – Subcredit “D2”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

IX – Subcredit “E1”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

X – Subcredit “E2”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XI – Subcredit “F1”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XII – Subcredit “F2”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XIII – Subcredit “G1”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XIV – Subcredit “G2”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XV – Subcredit “H1”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XVI – Subcredit “H2”: in the amount of R$ 33,774,928.60 (thirty-three million, seven hundred seventy-four thousand, nine hundred twenty-eight reais and sixty centavos), equivalent to US$ 21,228,742.05 (twenty-one million, two hundred twenty-eight thousand, seven hundred forty-two United States dollars and five cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XVII - Subcredit "11": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XVIII - Subcredit "12": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XIX - Subcredit "11": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XX - Subcredit "12": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXI - Subcredit "K1": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXII - Subcredit "K2": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXIII - Subcredit "L1": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXIV - Subcredit "L2": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXV - Subcredit “M1”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXVI – Subcredit “M2”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine [cents]), [disclosed] by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXVII – Subcredit “N1”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXVIII – Subcredit “N2”: in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

XXIX - Subcredit "O1": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXX - Subcredit "O2": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXXI - Subcredit "P1": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two;

XXXII - Subcredit "P2": in the amount of R$ 33,391,395.52 (thirty-three million, three hundred ninety-one thousand, three hundred ninety-five reais and fifty-two centavos), equivalent to US$ 20,987,677.89 (twenty million, nine hundred eighty-seven thousand, six hundred seventy-seven United States dollars and eighty-nine cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, to be provided with resources from the Merchant Marine Fund - FMM, subject to the provisions of Clause Two.

PARAGRAPH ONE: The credit hereby opened is intended for the acquisition, by the BENEFICIARY, of 16 (sixteen) offshore support vessels (“Project” or “Projects”), to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda. and Wilson, Sons Estaleiros Ltda., considering, in this total, 1 (one) PSV-3000 type vessel and 15 (fifteen) PSV-4500 type vessels, under the following terms:

I – Subcredits “A1” and “A2”: are intended for the acquisition of “HULL WS 124”, as described and characterized below: (i) hull number: “WS 124” (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.50 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

II - Subcredits “B1” and “B2”: are intended for the acquisition of “HULL WS 125”, as described and characterized below: (i) hull number: “WS 125” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

III - Subcredits “C1” and “C2”: are intended for the acquisition of “HULL WS 126”, as described and characterized below: (i) hull number: WS 126 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

IV - Subcredits “D1” and “D2”: are intended for the acquisition of “HULL WS 127”, as described and characterized below: (i) hull number: “WS 127” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

V - Subcredits “E1” and “E2”: are intended for the acquisition of Hull WS 128, as described and characterized below: (i) hull number: “WS 128” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

VI - Subcredits “F1” and “F2”: are intended for the acquisition of “HULL WS 129”, as described and characterized below: (i) hull number: “WS 129” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

VII - Subcredits “G1” and “G2”: are intended for the acquisition of “HULL WS 130”, as described and characterized below: (i) hull number: “WS 130” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

VIII - Subcredits “H1” and “H2”: are intended for the acquisition of Hull WS 131, as described and characterized below: (i) hull number: “WS 131” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

IX - Subcredits “11” and “12”: are intended for the acquisition of “HULL WS 132”, as described and characterized below: (i) hull number: “WS 132” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

X - Subcredits “J1” and “J2”: are intended for the acquisition of “HULL WS 133”, as described and characterized below: (i) hull number: “WS 133” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

XI - Subcredits “K1” and “K2”: are intended for the acquisition of “HULL WS 134”, as described and characterized below: (i) hull number: “WS 134” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

XII - Subcredits “L1” and “L2”: are intended for the acquisition of “HULL WS 135”, as described and characterized below: (i) hull number: “WS 135” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

XIII - Subcredits “M1” and “M2”: are intended for the acquisition of “HULL WS 136”, as described and characterized below: (i) hull number: “WS 136” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

XIV - Subcredits “O1” and “O2”: are intended for the acquisition of “HULL WS 153”, as described and characterized below: (i) hull number: “WS 153” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

XVI - Subcredits “P1” and “P2”: are intended for the acquisition of “HULL WS 154”, as described and characterized below: (i) hull number: “WS 154” (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

THIRD - SPECIFIC USE OF SUBSCREDITS "I1", "I2", "J1" AND "J2":

In light of the agreement now entered into, the parties agree to regulate the use of Sub-credits "I1", "I2", "J1" and "J2", opened under the AGREEMENT, under the following terms and conditions:

1 - AVAILABILITY OF SUBSCREDITS "I1", "I2", "J1" AND "J2" (CLAUSE THREE OF THE CONTRACT): subject to the provisions of the Sole Paragraph of Clause Three of the CONTRACT, the resources of Subcredits “11”, “12”, “J1”, and “J2” to be released shall be transferred to current account No. [*****], which the BENEFICIARY holds with Banco Itaú ([*****]), branch [*****].

1.1 – Term of use (item III of Clause Twelve of the CONTRACT): the amount of Subcredits “11”, “12”, “J1”, and “J2” shall be used within a period of up to 36 (thirty-six) months, as from the date of signing of this Addendum, without prejudice to BNDES’s ability, before or after the end of such period, under the guarantees constituted in the CONTRACT and in this Addendum, to extend said period, by express authorization in writing, regardless of any other formality or registration.

2 – GRACE PERIOD OF SUBSCREDITS “11”, “12”, “J1”, AND “J2” (FIRST PARAGRAPH OF CLAUSE EIGHT OF THE CONTRACT): 36 (thirty-six) months, starting on July 10, 2012 and ending on July 10, 2015.

3 – AMORTIZATION OF SUBSCREDITS “11”, “12”, “J1”, AND “J2” (CLAUSE EIGHT OF THE CONTRACT): in 216 (two hundred and sixteen) monthly and successive installments, each of them in the amount of the maturing principal of the debt of each Subcredit, updated under the terms of Clause Six of the CONTRACT, divided by the number of amortization installments not yet due, with the first installment falling due on August 10, 2015, and the last on July 10, 2033, subject to the provisions of Clause Twenty-Two of the CONTRACT.

4 – INTEREST ACCRUING ON SUBSCREDITS “11” AND “J1” (CLAUSE FOUR OF THE CONTRACT): on the principal amount of the BENEFICIARY’s debt arising from Subcredits “11” and “J1” there shall accrue interest of: a) 3.09% (three point zero nine percent) per annum; or b) 2.59% (two point fifty-nine percent) per annum, in the event of compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT.

4.1 - Interest shall be calculated on a daily basis on the outstanding balance of Subcredits “11” and “J1”, updated under the terms of Clause Six of the CONTRACT, capitalized quarterly on the 10th (tenth) day of the months of January, April, July and October of each year, in the period between July 10, 2012 and July 10, 2015, and due, monthly, as from August 10, 2015, inclusive, together with the principal amortization installments and upon maturity or settlement of the CONTRACT, subject to the provisions of Clause Twenty-Two of the CONTRACT.

4.2 - For the purpose of calculating interest up to July 10, 2015, the rate of 2.59% (two point fifty-nine percent) per year shall apply, subject to the provisions of item 4.3 of this Clause.

4.3 - Non-compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT shall result in the application of the interest rate stipulated in item “a” of item 4 of this Clause as from the date of execution of this Addendum.

4.4 - The balance corresponding to the reprocessing of the interest rate application provided for in item 4.3 of this Clause shall be added to the principal of the debt.

5 – INTEREST ACCRUING ON SUBSCREDITS “I2”, AND “J2” (CLAUSE FOUR OF THE CONTRACT): on the principal amount of the BENEFICIARY’s debt arising from Subcredits “I2”, and “J2” there shall accrue interest of: a) 4.06% (four point zero six percent) per annum; or b) 3.56% (three point fifty-six percent) per annum, in the event of compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT.

5.1 - Interest shall be calculated on a daily basis on the outstanding balance of Subcredits “I2” and “J2”, updated under the terms of Clause Six of the CONTRACT, capitalized quarterly on the 10th (tenth) day of the months of January, April, July and October of each year, in the period between July 10, 2012 and July 10, 2015, and due, monthly, as from August 10, 2015, inclusive, together with the principal amortization installments and upon maturity or settlement of the CONTRACT, subject to the provisions of Clause Twenty-Two of the CONTRACT.

5.2 - For the purpose of calculating interest up to July 10, 2015, the rate of 3.56% (three point fifty-six percent) per year shall apply, subject to the provisions of item 5.3 of this Clause.

5.3 - Non-compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT shall result in the application of the interest rate stipulated in item “a” of item 5 of this Clause as from the date of execution of this Addendum.

5.4 - The balance corresponding to the reprocessing of the interest rate application provided for in item 5.3 of this Clause shall be added to the principal of the debt.

6 – GUARANTEE LETTER FOR SUBSCREDITS "12" AND "J2" (CLAUSE FIFTEEN OF THE CONTRACT): Subcredits "12" and "J2" shall be guaranteed by a Guarantee Letter issued by the Chilean company Remolcadores Ultratug Ltda., which shall be jointly and severally liable, as joint debtor and principal payer, expressly waiving the benefits of articles 366, 827 and 838 of the Civil Code, until the final settlement of the CONTRACT, for the faithful and exact performance of all obligations assumed by the BENEFICIARY with respect to Subcredits "12" and "J2". Pursuant to Clause Fourteen, item II, sub-item "b", of the CONTRACT, the BENEFICIARY shall provide the Guarantee Letter from Remolcadores Ultratug Ltda. as a condition for the use of the first installment of Subcredits "12" and "J2".

FOURTH - GUARANTEE OF THE TRANSACTION:

To ensure the payment of any obligations arising from the CONTRACT, such as principal, interest, commissions, contractual penalty, fines and expenses, the BENEFICIARY grants to BNDES fiduciary ownership of the vessels mentioned in items IX and X of the First Paragraph of Clause One of the CONTRACT, with the basic characteristics and identification listed below:

I - hull number: WS 132 (PSV-4500): in the amount of R$ 75,055,396.89 (seventy-five million, fifty-five thousand, three hundred ninety-six reais and eighty-nine centavos), equivalent to US$ 47,174,982.33 (forty-seven million, one hundred seventy-four thousand, nine hundred eighty-two United States dollars and thirty-three cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, as described and characterized below: (i) gross tonnage: 4,500 tons (approx.); (ii) overall length: 87.40 meters (approx.); (iii) molded breadth: 16.00 meters (approx.); (iv) molded depth: 7.80 meters (approx.); (v) draft: 7.80 meters (approx.); and (vi) construction material: steel.

II - hull number: WS 133 (PSV-4500): in the amount of R$ 75,055,396.89 (seventy-five million, fifty-five thousand, three hundred ninety-six reais and eighty-nine centavos), equivalent to US$ 47,174,982.33 (forty-seven million, one hundred seventy-four thousand, nine hundred eighty-two United States dollars and thirty-three cents), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, as described and characterized below: (i) gross tonnage: 4,500 tons (approx.); (ii) overall length: 87.40 meters (approx.); (iii) molded breadth: 16.00 meters (approx.); (iv) molded depth: 7.80 meters (approx.); (v) draft: 7.80 meters (approx.); and (vi) construction material: steel.

PARAGRAPH ONE: The BENEFICIARY declares that the assets mentioned in the head provision of this Clause are free and clear of any encumbrances, including tax liens.

PARAGRAPH TWO: BNDES reserves the right to request a reassessment of the encumbered assets, should there occur, in its judgment, a depreciation of the guarantee.

PARAGRAPH THREE: For the purposes of article 14, item II, of Law No. 7,652, of February 3, 1988, the BENEFICIARY declares that the vessels mentioned in the head provision of this Clause are duly insured.

FIFTH – RATIFICATION:

All Clauses of the AGREEMENT are hereby ratified by the contracting parties and by WSAC, to the extent they do not conflict with what is established in this Amendment, especially the surety provided by WSAC under the terms of Clause Fifteen of the AGREEMENT, with the obligations agreed upon in said AGREEMENT remaining in force, and this instrument does not constitute novation. The BENEFICIARY WILSON, SONS OFFSHORE S/A presented the following Certificates:

a) Certificate of Negative Debt Relating to Social Security Contributions and Third-Party Contributions No. 001142012-17060900, issued on 06/26/2012, by the Federal Revenue Secretariat of Brazil, valid until 12/23/2012;

b) Certificates from the 1st, 2nd, 3rd and 4th Offices of Distribution Records, with distributions appearing in the 1st and 3rd, but nothing appearing in the 2nd and 4th;

c) Certificates from the 1st and 2nd Offices of Registry of Interdictions and Guardianships, with nothing appearing therein;

d) FGTS Regularity Certificate – CRF No. 2012061819271498024421, issued on 07/06/2012, showing regular status;

e) Joint Negative Certificate of Debts Relating to Federal Taxes and Active Debt of the Union, issued by the Ministry of Finance – Attorney General’s Office of the National Treasury, Federal Revenue Secretariat of Brazil, issued on 05/08/2012, certifying that there are no outstanding matters in its name relating to taxes administered by the Federal Revenue Secretariat of Brazil (RFB) and registrations in the Active Debt of the Union with the Attorney General’s Office of the National Treasury (PGFN);

f) Certificate of Distribution of Civil, Criminal, Tax Execution and Special Small Claims Court Actions, issued by the Federal Court, No. 2012.00585352, issued on 05/24/2012, with nothing appearing in the Federal Court of First Instance in Rio de Janeiro;

g) No record of unavailability of assets in the name of the Beneficiary, according to consultation No. 0045812070659326, on 07/06/2012; The INTERVENING PARTY WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA. presented the Certificate of Negative Debt Relating to Social Security Contributions and Third-Party Contributions No. 000982012-17060691, issued on 06/08/2012, by the Federal Revenue Secretariat of Brazil, valid until 12/05/2012; which instruments are filed in these Notarial Records by photocopy, of which I certify.

By the Contracting Parties, it was declared that they accept the Certificates presented, and waive any other Certificates possibly not presented, exempting the Notary's Office and this Clerk from any and all Civil and Criminal liability. The pages of this Instrument are initialed by André Luiz Bastos, attorney for BNDES, by authorization of the legal representatives who sign it. By the Contracting Parties, it was finally told to me that they authorize the Mr. Official of the Registry of Maritime Contracts to proceed with all Registrations and Annotations necessary for the Regularization of this instrument. Drawn up under draft. Thus they stated and requested that I draw up this present deed in my notes, which was read aloud before the contracting parties who accepted it as drafted, waiving instrumental witnesses in accordance with article 240 of the CNCGJ.

I certify that for this instrument, the following fees are due: R$ 1,137.60 table 8 No. 1; R$ 3,412.80 table 7 note. 3rd; R$ 24.51 distribution; R$ 4.55 digitalization; R$ 6.82 IT; R$ 5.23 communication; R$ 11.37 filing; R$ 1,373.51 (20% of Law 3217/99); R$ 343.37 law 4.664/05; R$ 343.37 complementary law 111/06; R$ 2,289.18 table 7 note. 12th; R$ 41.00 law 3761/02; R$ 14.78 from Provision CGJ 67/2009. I, (a) Eliana Murce Pereira, Substitute, registration 94-9397, drew, read and close this present act collecting the signatures. And I, (a) Fábio Machado Melchiades de Souza, Substitute Notary, registration 94-4132, subscribe and sign it.

CREDITOR:

BRAZILIAN NATIONAL DEVELOPMENT BANK – BNDES

/s/ Roberto Zurli Machado

ROBERTO ZURLI MACHADO

/s/ Mauricio Borges Lemos

MAURICIO BORGES LEMOS

BENEFICIARY:

WILSON, SONS OFFSHORE S.A.

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

INTERVENING PARTY: WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Felipe Gutterres Ramella

FELIPE GUTTERRES RAMELLA

TRANSCRIBED on this date.

And I, Eliana Murce Pereira, Substitute, registration 94-9397, sign and subscribe it in plain public form

IN WITNESS OF THE TRUTH

OFFICE OF NOTARY AND REGISTRY OF MARITIME CONTRACTS. PRESENTED on 07/16/2012, for Registration and filed/pre-noted in Book 1-F, under Order Nos. 21445 and 21446. REGISTERED on 07/16/2012, in Book 02, under Registry Nos. 7282/R-2, 7282/R-3, 7282/AV-4, 7282/AV-5, 7283/R-2, 7283/R-3, 7283/AV-4 and 7283/AV-5.

Rio de Janeiro, July 16, 2012.

Eliana Murce Pereira Substitute

[several stamps and seals from the notary’s office]

DEED OF ADDENDUM No. 4 TO THE FINANCING AGREEMENT THROUGH CREDIT OPENING No. 10.2.1621.1, FOR THE SPECIFIC USE OF SUBSCREDITS "K1", "K2", "L1" AND "L2", MADE BY AND BETWEEN BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF A THIRD PARTY, AS FOLLOWS:

In the year two thousand and fourteen (2014), on the twenty-fourth (24) day of the month of November, in this city of Rio de Janeiro, State of Rio de Janeiro, Federative Republic of Brazil, I, ELIANA MURCE PEREIRA, Substitute, of the Office of Notary and Registry of Maritime Contracts, headquartered at Rua do Acre, No. 28, store and mezzanine, in this city, duly enrolled with the CNPJ under No. 27,194,133/0001-00;

there appeared the parties, duly contracted and agreed, on one side, BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES, in its capacity as Financial Agent of the Merchant Marine Fund - FMM, herein referred to simply as BNDES, a federal public company, headquartered in Brasília, Federal District, and with services in the city of Rio de Janeiro, at Avenida República do Chile No. 100, enrolled with the CNPJ under No. 33,657,248/0001 -89, herein represented by ROBERTO ZURLI MACHADO, [*****], and enrolled with the CPF/MF under No. [*****], and by its duly appointed attorney-in-fact, Mr. RODRIGO MATOS HUET BACELLAR, [*****], enrolled with the CPF under No. [*****], pursuant to the public power of attorney instrument, drawn up at the 18th Notary Office, State of Rio de Janeiro – RJ, in book 1852, on pages 157, on 01/31/2014, confirmed by the Substitute of the Notary Vera Maria Camuyrano Teixeira, registration 06/1348 - IPERJ, on 08/21/2014, both with business address at BNDES's headquarters, duly authorized under the terms of Article 20 of BNDES's Bylaws, approved by Decree No. 4,418, of November 11, 2002 and subsequent amendments, which instruments are filed, by photocopy, in these Notarial Records, of which I certify;

and, on the other side, WILSON, SONS OFFSHORE S/A, hereinafter referred to as BENEFICIARY, a corporation, with headquarters in the city of Rio de Janeiro-RJ, at Rua da Candelária, No. 65, rooms 1701 and 1702, part, Centro, enrolled with the CNPJ under No. 08,376,900/0001-40, herein represented by its Chief Executive Officer, Mr. ARNALDO CALBUCCI FILHO, [*****], enrolled with the CPF under No. [*****], and, Mr. LUIS GUSTAVO BUENO MACHADO, [*****], enrolled with the CPF under No. [*****], both with business address at [*****], duly authorized by Article 26 of the Bylaws and elected by the Minutes of the Extraordinary General Meeting, registered with the Board of Trade of the State of Rio de Janeiro – JUCERJA, under numbers 2444005, on 02/27/2013 and 2659587, on 08/15/2014, respectively, which instruments are filed, by photocopy, in these Notarial Records, of which I certify;

also appearing, as Intervening Party, Wilson, Sons de Administração e Comércio Ltda., hereinafter referred to as WSAC, with headquarters at Avenida Rio Branco, No. 25, 5th floor (part), Centro, in the city of Rio de Janeiro, State of Rio de Janeiro, enrolled with the CNPJ under No. 33,130,691/0001-05, herein represented by its Administrative and Financial Director, Mr. FELIPE GUTTERRES RAMELLA, [*****], enrolled with the CPF under No. [*****], and, by its Director, Mr. ARNALDO CALBUCCI FILHO, qualified above, both with business address at Rua Jardim Botânico, 518, 4th floor, Jardim Botânico, Rio de Janeiro - RJ, duly authorized by Clause Eight of the 20th Contractual Amendment, registered with the Board of Trade of the State of Rio de Janeiro - JUCERJA, under number 2500835, on 07/30/2013, which instrument is filed, by photocopy, in these Notarial Records, of which I certify;

The present parties identified as themselves by me, Substitute, and by the documentation presented, of which I certify; they have, among themselves, agreed and consented to amend the Financing Agreement Through Credit Opening No. 10.2.1621.1, hereinafter referred to simply as CONTRACT, entered into between BNDES and the BENEFICIARY, with the intervention of WSAC, on September 22, 2010, registered with the Office of Notary and Registry of Maritime Contracts of the State of Rio de Janeiro under No. R -1/registry 384, in Book No. 3, on October 8, 2010, amended by public deed drawn up on page 32 of Book 0283, at the Office of Notary and Registry of Maritime Contracts, on March 29, 2011, by public deed drawn up on page 29 of Book 0294, at the Office of Notary and Registry of Maritime Contracts, on December 5, 2011, and by public deed drawn up on page 32 of Book 0309, at the Office of Notary and Registry of Maritime Contracts, on July 9, 2012, which instrument becomes an integral part hereof, for all legal purposes and effects, under the following clauses:

FIRST - HISTORY OF CONTRACT No. 10.2.1621.1:

Under the AGREEMENT, a credit facility was granted to the BENEFICIARY, under the following main conditions:

I - PURPOSE: the credit is intended for the acquisition, by the BENEFICIARY, of 16 (sixteen) offshore support vessels to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda. and Wilson, Sons Estaleiros Ltda., considering, in this total, 1 (one) PSV -3000 type vessel and 15 (fifteen) PSV -4500 type vessels, with the following values and purposes:

a) Subcredits "A1" and "A2": each in the amount of R$ 30,714,288.54 (equivalent to US$ 19,305,021.08), intended for the acquisition of Hull "WS 124", as described and characterized below: (i) hull number: WS 124 (PSV-3000); (ii) gross tonnage: 3,100 tons (approx.); (iii) overall length: 71.50 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.50 meters (approx.); (vi) draft: 6.00 meters (approx.); and (vii) construction material: steel.

b) Subcredits "B1" and "B2": each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull "WS 125", as described and characterized below: (i) hull number: WS 125 (PSV - 4500): (i) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

c) Subcredits "C1" and "C2": each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull "WS 126", as described and characterized below: (i) hull number: WS 126 (PSV-4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

d) Subcredits "D1" and "D2": each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull "WS 127", as described and characterized below: (i) hull number: WS 127 (PSV-4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); and (vii) construction material: steel.

e) Subcredits "E1" and "E2": each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull WS 128, as described and characterized below: (i) hull number: WS 128 (PSV - 4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.); (v) molded depth: 7.80 meters (approx.); (vi) draft: 6.15 meters (approx.); (vii) construction material: steel.

f) Subcredits "F1" and "F2": each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull "WS 129", as described and characterized below: (i) hull number: WS 129 (PSV-4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.); (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

g) Subcredits “G1” and “G2”: each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull “WS 130”, as described and characterized below: (i) hull number: WS 130 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

h) Subcredits “H1” and “H2”: each in the amount of R$ 33,774,928.60 (equivalent to US$ 21,228,742.05), intended for the acquisition of Hull “WS 131”, as described and characterized below: (i) hull number: WS 131 (PSV - 4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

i) Subcredits “11” and “12”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull “WS 132”, as described and characterized below: (i) hull number: WS 132 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

j) Subcredits “J1” and “J2”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull WS 133, as described and characterized below: (i) hull number: WS 133 (PSV-4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

k) Subcredits “K1” and “K2”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull “WS 134”, as described and characterized below: (i) hull number: WS 134 (PSV - 4500); (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

l) Subcredits “L1” and “L2”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull “WS 135”, as described and characterized below: (i) hull number: WS 135 (PSV-4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

m) Subcredits “M1” and “M2”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull “WS 136”, as described and characterized below: (i) hull number: WS 136 (PSV-4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

n) Subcredits “N1” and “N2”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull “WS 137”, as described and characterized below: (i) hull number: WS 137 (PSV - 4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

o) Subcredits “O1” and “O2”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull “WS 153”, as described and characterized below: (i) hull number: WS 153 (PSV-4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

p) Subcredits “P1” and “P2”: each in the amount of R$ 33,391,395.52 (equivalent to US$ 20,987,677.89), intended for the acquisition of Hull “WS 154”, as described and characterized below: (i) hull number: WS 154 (PSV-4500): (ii) gross tonnage: 4,500 tons (approx.); (iii) overall length: 87.40 meters (approx.): (iv) molded breadth: 16.00 meters (approx.): (v) molded depth: 7.80 meters (approx.): (vi) draft: 6.15 meters (approx.): and (vii) construction material: steel.

II – SOURCES OF FUNDS: Merchant Marine Fund – FMM;

III – INTEREST: on the principal amount of the BENEFICIARY's debt arising from each Subcredit there shall accrue: a) interest rate, to be set pursuant to the First Paragraph of Clause Four of the CONTRACT; or b) interest rate, to be set pursuant to the First Paragraph of Clause Four of the CONTRACT, reduced by 0.5% (five tenths of one percent) per annum, in the event of compliance with the obligations mentioned in item XII of Clause Twelve of the CONTRACT. Pursuant to the First Paragraph of Clause Four of the CONTRACT, the interest rate referred to in items “a” and “b” above shall be assigned for each Subcredit, in the corresponding Specific Subcredit Utilization Addendum, based on the risk classification of the guarantors provided for in the caput and in the First Paragraph of Clause Fifteen of the CONTRACT, carried out in accordance with BNDES’s criteria in effect on the date of approval of the specific use of each Subcredit, as well as those of Resolution No. 3,262 of the National Monetary Council, of February 3, 2005, and of Resolution No. 1453/2007-BNDES, of July 10, 2007, of the Board of Directors of BNDES, subject to the provisions of the Second and Third Paragraphs of Clause Four.

IV – UPDATE OF THE DEBT AMOUNT: the outstanding balance of the BENEFICIARY, including principal, compensatory and default interest, other expenses, commissions and other agreed charges, shall be updated daily by the variation index of the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System - SISBACEN.

V – UPDATE OF THE CREDIT AMOUNT: the unused portion of the credit shall be updated, from the base date of July 15, 2008, until the date of its use, by the variation index of the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil through transaction PTAX 800, option 5 – quotes for accounting, of the Central Bank Information System - SISBACEN.

VI – AMORTIZATION: the principal of the debt arising from each Subcredit shall be paid to BNDES in 216 (two hundred and sixteen) monthly and successive installments, each of them in the amount of the maturing principal of the debt of each Subcredit, updated under the terms of Clause Six of the CONTRACT, divided by the number of amortization installments not yet due, with the first installment falling due on the 10th (tenth) day of the month following the end of the grace period of each Subcredit. The grace period is 36 (thirty -six) months, counted from the 10th (tenth) day following the date of formalization of each Sub -credit Specific Use Amendment.

VII - OTHER CHARGES:

a) Credit Reserve Charge: the BENEFICIARY shall pay the BNDES a Credit Reserve Charge of 0.1% (one tenth of a per cent), payable for each 30 -day period or part thereof, levied on: (i) - the unused balance of each subcredit installment, from the day immediately following its availability until the date of use, when its payment shall become due; and (ii) - the unused balance of the subcredit, from the day immediately following its availability until the date of cancellation, carried out at the BENEFICIARY's request, or on BNDES's own initiative, and whose payment shall become due on the date of the request, or of BNDES's decision, as the case may be. The incidence of the charge referred to in items (i) and (ii), mentioned above, shall occur in the event of establishment of a resource availability scheme.

b) Default: in the event of default of the obligations assumed by the BENEFICIARY and the Intervening Party, the provisions set forth in the articles shall be observed. 40 to 47-A of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS", referred to in Clause Twelve, item I, of the CONTRACT. c) Filing Penalty: in the event of judicial collection of the debt arising from the CONTRACT, the BENEFICIARY shall pay a penalty of 10% (ten percent) on the principal and charges of the debt, in addition to extrajudicial and judicial expenses and attorneys' fees, due as from the date of filing of the judicial collection action.

SECOND - AMENDMENT:

The BENEFICIARY, BNDES and WSAC agree to rectify and amend the CONTRACT, for the purpose of changing the characteristics of the vessels identified by hulls "WS-134" and "WS- 135", by means of amending items XI and XII of the First Paragraph of Clause One, as well as the First Paragraph of Clause One, which shall be in force with the following wording:

“FIRST - NATURE, AMOUNT AND PURPOSE OF THE CONTRACT

(…)

PARAGRAPH ONE: The credit hereby opened is intended for the acquisition, by the BENEFICIARY, of 16 (sixteen) offshore support vessels (“Project” or “Projects”), to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda. and Wilson, Sons Estaleiros Ltda., considering, in this total, 1 (one) PSV-3000 type vessel, 13 (thirteen) PSV -4500 type vessels and 2 (two) PSV-5000 type vessels, under the following terms:

(…)

XI - Subcredits “K1” and “K2”: are intended for the acquisition of Hull “WS 134”, as described and characterized below: (i) hull number: WS 134 (PSV -5000); (ii) gross tonnage: 5,000 tons (approx.); (iii) overall length: 85.25 meters (approx.); (iv) molded breadth: 19.00 meters (approx.); (v) molded depth: 8.00 meters (approx.); (vi) draft: 6.30 meters (approx.); and (vii) construction material: steel.

XII - Subcredits “L1” and “L2”: are intended for the acquisition of Hull “WS 135”, as described and characterized below: (i) hull number: WS 135 (PSV -5000); (ii) gross tonnage: 5,000 tons (approx.); (iii) overall length: 85.25 meters (approx.); (iv) molded breadth: 19.00 meters (approx.); (v) molded depth: 8.00 meters (approx.); (vi) draft: 6.30 meters (approx.); and (vii) construction material: steel.

(…)”

THIRD - SPECIFIC USE OF SUBSCREDITS “K1”, “K2”, “L1” AND “L2”:

In view of the agreement hereby entered into, the parties agree to regulate the use of Subcredits “K1”, “K2”, “L1” and “L2”, opened through the CONTRACT, under the following terms and conditions:

1 - AVAILABILITY OF SUBSCREDITS “K1”, “K2”, “L1” AND “L2” (CLAUSE THREE OF THE CONTRACT): subject to the provisions of the Sole Paragraph of Clause Three of the CONTRACT, the resources of Subcredits “K1”, “K2”, “L1” and “L2” to be released shall be transferred to current account No. [*****], which the BENEFICIARY holds with Banco Itaú ([*****]), branch [*****].

1.1 - Use period (item III of CLAUSE TWELVE OF THE AGREEMENT): the amount of Sub -credits “K1”, “K2”, “L1” and “L2” must be used within up to 36 (thirty-six) months from the date of signing this Amendment, without prejudice to BNDES, before or after the final term of that period, under the protection of the guarantees established in the AGREEMENT and in this Amendment, extending said period, upon express authorization, by letter, independently of any other formality or registration.

2 - GRACE PERIOD OF SUBSCREDITS "K1", "K2", "L1" AND "L2" (FIRST PARAGRAPH OF CLAUSE EIGHT OF THE CONTRACT): 36 (thirty-six) months, starting on December 10, 2014 and ending on December 10, 2017.

3 - AMORTIZATION OF SUBSCREDITS "K1", "K2", "L1" AND "L2" (CLAUSE EIGHT OF THE CONTRACT): in 216 (two hundred and sixteen) monthly and successive installments, each of them in the amount of the maturing principal of the debt of each Subcredit, updated under the terms of Clause Six of the CONTRACT, divided by the number of amortization installments not yet due, with the first installment falling due on January 10, 2018, and the last on December 10, 2035, subject to the provisions of Clause Twenty-Two of the CONTRACT.

4 - INTEREST ACCRUING ON SUBSCREDITS "K1" AND "L1" (CLAUSE FOUR OF THE CONTRACT): on the principal amount of the BENEFICIARY's debt arising from Subcredits "K1" and "L1" there shall accrue interest of: a) 3.33% (three point thirty-three percent) per annum; or b) 2.83% (two point eighty-three percent) per annum, in the event of compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT.

4.1 - Interest shall be calculated on a daily basis on the outstanding balance of Subcredits "K1" and "L1", updated under the terms of Clause Six of the CONTRACT, capitalized quarterly on the 10th (tenth) day of the months of March, June, September and December of each year, in the period between December 10, 2014 and December 10, 2017, and due, monthly, as from January 10, 2018, inclusive, together with the principal amortization installments and upon maturity or settlement of the CONTRACT, subject to the provisions of Clause Twenty-Two of the CONTRACT.

4.2 - For the purpose of calculating interest up to December 10, 2017, the rate of 2.83% (two point eighty-three percent) per annum shall apply, subject to the provisions of item 4.3 of this Clause.

4.3 - Failure to comply with the obligation mentioned in item XII of Clause Twelve of the AGREEMENT shall result in the application of the interest rate stipulated in item "a" of item 4 of this Clause from the date of execution of this Amendment.

4.4 - The balance corresponding to the reprocessing of the interest rate application provided for in item 4.3 of this Clause shall be added to the principal of the debt.

5 - INTEREST ACCRUING ON SUBSCREDITS “K2” AND “L2” (CLAUSE FOUR OF THE CONTRACT): on the principal amount of the BENEFICIARY's debt arising from Subcredits “K2” and “L2” there shall accrue interest of: a) 4.06% (four point zero six percent) per annum; or b) 3.56% (three point fifty-six percent) per annum, in the event of compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT.

5.1 - Interest shall be calculated on a daily basis on the outstanding balance of Subcredits “K2” and “L2”, updated under the terms of Clause Six of the CONTRACT, capitalized quarterly on the 10th (tenth) day of the months of March, June, September and December of each year, in the period between December 10, 2014 and December 10, 2017, and due, monthly, as from January 10, 2018, inclusive, together with the principal amortization installments and upon maturity or settlement of the CONTRACT, subject to the provisions of Clause Twenty-Two of the CONTRACT.

5.2 – For the purpose of calculating interest up to December 10, 2017, the rate of 3.56% (three point fifty-six percent) per annum shall apply, subject to the provisions of item 5.3 of this Clause.

5.3 - Non-compliance with the obligation mentioned in item XII of Clause Twelve of the CONTRACT shall result in the application of the interest rate stipulated in item “a” of item 5 of this Clause as from the date of execution of this Addendum.

5.4 - The balance corresponding to the reprocessing of the interest rate application provided for in item 5.3 of this Clause shall be added to the principal of the debt.

6 – GUARANTEE LETTER FOR SUBSCREDITS “K2” AND “L2” (CLAUSE FIFTEEN OF THE CONTRACT): Subcredits “K2” and “L2” shall be guaranteed by a Guarantee Letter issued by the Chilean company Remolcadores Ultratug Ltda., which shall be jointly and severally liable, as joint debtor and principal payer, expressly waiving the benefits of articles 366, 827 and 838 of the Civil Code, until the final settlement of the CONTRACT, for the faithful and exact performance of all obligations assumed by the BENEFICIARY with respect to Subcredits “K2” and “L2”. Pursuant to Clause Fourteen, item II, sub-item "b", of the CONTRACT, the BENEFICIARY shall provide the Guarantee Letter from Remolcadores Ultratug Ltda. as a condition for the use of the first installment of Subcredits "K2" and "L2".

7 - PROJECT EXECUTION PERIOD: to execute and complete the projects referred to in items XI and XII of the First Paragraph of Clause One of the CONTRACT, within a period of up to 48 (forty-eight) months, as from the date of signing of this Addendum, without prejudice to BNDES's ability, before or after the end of such period, under the guarantees constituted in the CONTRACT, to extend said period, by express authorization in writing, regardless of any other formality or registration.

FOURTH - GUARANTEE OF THE TRANSACTION:

To ensure the payment of any obligations arising from the CONTRACT, such as principal, interest, commissions, contractual penalty, fines and expenses, the BENEFICIARY grants to BNDES fiduciary ownership of the vessels mentioned in items XI and XII of the First Paragraph of Clause One of the CONTRACT, with the basic characteristics and identification listed below:

I - Hull "WS 134" (PSV-5000): in the amount of US$ 54,789,200.00 (fifty-four million, seven hundred eighty-nine thousand, two hundred United States dollars), equivalent to R$ 126,382,247.64 (one hundred twenty-six million, three hundred eighty-two thousand, two hundred forty-seven reais and sixty-four centavos), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of November 22, 2013, as described and characterized below: a) gross tonnage: 5,000 tons (approx.); b) overall length: 85.25 meters (approx.); c) molded breadth: 19.00 meters (approx.); d) molded depth: 8.00 meters (approx.); e) draft: 6.30 meters (approx.); and f) construction material: steel.

II - Hull: WS 135 (PSV-5000): in the amount of US$ 54,789,200.00 (fifty-four million, seven hundred eighty-nine thousand, two hundred United States dollars), equivalent to R$ 126,382,247.64 (one hundred twenty-six million, three hundred eighty - two thousand, two hundred forty-seven reais and sixty-four centavos), considering the exchange rate, for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of November 22, 2013, as described and characterized below: a) gross tonnage: 5,000 tons (approx.); b) overall length: 85.25 meters (approx.); c) molded breadth: 19.00 meters (approx.); d) molded depth: 8.00 meters (approx.); e) draft: 6.30 meters (approx.); and f) construction material: steel.

PARAGRAPH ONE: The BENEFICIARY declares that the assets mentioned in the head provision of this Clause are free and clear of any encumbrances, including tax liens.

PARAGRAPH TWO: BNDES reserves the right to request a reassessment of the encumbered assets, should there occur, in its judgment, a depreciation of the guarantee.

PARAGRAPH THREE: For the purposes of article 14, item II, of Law No. 7,652, of February 3, 1988, the BENEFICIARY declares that the vessels mentioned in the head provision of this Clause are duly insured.

FIFTH – RATIFICATION:

All Clauses of the AGREEMENT are hereby ratified by the contracting parties and by WSAC, to the extent they do not conflict with what is established in this Amendment, especially the surety provided by WSAC under the terms of Clause Fifteen of the AGREEMENT, with the obligations agreed upon in said AGREEMENT remaining in force, and this instrument does not constitute novation.

The BENEFICIARY presented the following Certificates: a) Certificate of Negative Debt Relating to Social Security Contributions and Third-Party Contributions No. 193812014 -88888900, issued on 07/07/2014, by the Federal Revenue Secretariat of Brazil, valid until 01/03/2015; b) Certificates from the 1st, 2nd, 3rd and 4th Offices of Distribution Records, with nothing appearing in the 2nd, 3rd and 4th, however distributions appear in the 1st; c) Certificates from the 1st and 2nd Offices of Registry of Interdictions and Guardianships, with nothing appearing therein; d) Certificate of Distribution of Civil, Criminal, Tax Execution and Special Small Claims Court Actions of the Federal Court No. 2014.01290310, issued on 11/18/2014, with nothing appearing in the Federal Court of First Instance in Rio de Janeiro; e) FGTS Regularity Certificate - CRF, No. 2014111706431728618304, information obtained on 11/18/2014, showing regular status; f) Joint Positive Certificate with Negative Effects of Debts Relating to Federal Taxes and Active Debt of the Union, issued by the Ministry of Finance – Attorney General's Office of the National Treasury, Federal Revenue Secretariat of Brazil, Control Code No. E11A.FC5A.F7D6.320B, issued on 10/13/2014, certifying that: 1. there are debts relating to taxes administered by the Federal Revenue Secretariat of Brazil (RFB) with suspended enforceability, under the terms of art. 151 of Law No. 5,172, of October 25, 1966 – National Tax Code (CTN); and 2. There are no registrations in the Active Debt of the Union with the Attorney General's Office of the National Treasury (PGFN); g) Certificate No. 00692/2014, issued by the Maritime Court, on 11/13/2014, regarding Hull “WS- 134”, with nothing appearing therein; h) Certificate No. 00693/2014, issued by the Maritime Court, on 11/13/2014, regarding Hull “WS -135”, with nothing appearing therein;

WSAC presented Certificate of Negative Debt Relating to Social Security Contributions and Third-Party Contributions No. 227492014-88888691, issued on 08/26/2014, by the Federal Revenue Secretariat of Brazil, valid until 02/22/2015; which instruments are filed in these Notarial Records by photocopy, of which I certify;

The Contracting Parties declared that they accept the Certificates presented, with the distributions transcribed therein. The parties declare that there is no other document required by law for the drawing up of this act, relieving the Notary's Office and this Clerk of any and all Civil and Criminal liability. The pages of this Instrument are initialed by Ana Gabriela Salcedo Teixeira Mendes, attorney for BNDES, by authorization of the legal representatives who sign it. Drawn up under draft. By the Contracting Parties, it was finally told to me that they authorize the Mr. Official of the Registry of Maritime Contracts to proceed with all Registrations and Annotations necessary for the Regularization of this instrument. Thus they stated and requested that I draw up this present deed in my notes, which was read aloud before the contracting parties who accepted it as drafted, waiving instrumental witnesses in accordance with article 240 of the CNCGJ. I certify that the following costs are due for this instrument: R$ 28,189.37 table 23 No. 1; R$ 84,568.11 table 23 No. 1/5; R$ 201.91 table 23 No. 2; R$ 18.58 communication; R$ 8.02 filing; contribution provided for in Law No. 489 and Law 590 R$ 57.45; R$ 22,597.19 (20% of Law 3217/99); R$ 5,649.29 Law 4,664/05; R$ 5,649.29 complementary law 111/06; R$ 21.88 distribution; R$ 4,519.43 Law 6,281/12; R$ 2,259.15 Law 6,370/12. I, Eliana Murce Pereira, Substitute, registration 94-9397, drew up, read and close this act, collecting the signatures. And I, (a) Aloir Melchiades de Souza, Notary, registration 06-1266, subscribe and sign it.

CREDITOR BRAZILIAN NATIONAL DEVELOPMENT BANK – BNDES

/s/ Roberto Zurli Machado

ROBERTO ZURLI MACHADO

/s/ Rodrigo Matos Huet Bacellar

RODRIGO MATOS HUET BACELLAR

BENEFICIARY: WILSON, SONS OFFSHORE S.A.

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

INTERVENING PARTY: WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Felipe Gutterres Ramella

FELIPE GUTTERRES RAMELLA

CERTIFIED today November 25, 2014.

[signature present] [initial present] [stamp with electronic inspection seal present]

ADDENDUM No. 05 TO THE FINANCING AGREEMENT THROUGH CREDIT OPENING No. 10.2.1621.1, OF SEPTEMBER 22, 2010, ENTERED INTO BETWEEN BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF A THIRD PARTY, AS FOLLOWS:

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES, herein referred to simply as BNDES, a federal public company, headquartered in Brasília, Federal District, and with services in this City, at Avenida República do Chile No. 100, enrolled with the CNPJ under No. 33,657,248/0001-89, by its representatives undersigned;

WILSON, SONS OFFSHORE S/A, hereinafter referred to as BENEFICIARY, a corporation, with headquarters in Rio de Janeiro, State of Rio de Janeiro, at Rua da Quitanda, No. 86, 6th floor, room 601, Centro, ZIP Code: 27915-011, enrolled with the CNPJ under No. 08,376,900/0001-40, by its representatives undersigned;

and, also appearing as INTERVENING PARTY, WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA., hereinafter referred to as WSAC, a limited liability company, with headquarters in Rio de Janeiro, State of Rio de Janeiro, at Rua da Quitanda, No. 86, 5th floor, room 501, Centro, ZIP Code: 27915-011, enrolled with the CNPJ under No. 33,130,691/0001-05, by its representatives undersigned;

WHEREAS:

I - The Board of Directors of BNDES approved on July 3, 2018, through Board Decision No. 357/2018 - BNDES:

(i) the reduction of the total amount of credit granted under the Financing Agreement Through Credit Opening No. 10.2.1621.1, of 09/22/2010, from US$ 670,168,892.14 (six hundred seventy million, one hundred sixty-eight thousand, eight hundred ninety-two United States dollars and fourteen cents), equivalent to R$ 1,066,238,707.39 (one billion, sixty-six million, two hundred thirty-eight thousand, seven hundred seven reais and thirty-nine centavos), to US$ 376,341,401.68 (three hundred seventy-six million, three hundred forty-one thousand, four hundred one United States dollars and sixty-eight cents), equivalent to R$ 598,759,170.04 (five hundred ninety-eight million, seven hundred fifty-nine thousand, one hundred seventy reais and four centavos), considering the exchange rate for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of 07/15/2008, through the cancellation of Subcredits B1, B2, C1, C2, D1, D2, M1, M2, N1, N2, O1, O2, P1 and P2;

(ii) the change of the purpose of the Financing Agreement Through Credit Opening No. 10.2.1621.1, of 09/22/2010, to exclude financial support for the acquisition of vessels identified by hulls WS-125, WS-126, WS-127, WS-136, WS-137, WS-153 and WS-154, as provided for in items III, IV, V, VI, VII, VIII, XXV, XXVI, XXVII, XXVIII, XXIX, XXX, XXXI and XXXII, respectively, of its Clause One (“Nature, Amount and Purpose of the Contract”); and

II - The purpose of this Addendum is to formalize items (i) and (ii), described in item I of this Preamble, they have, among themselves, agreed and consented to amend the Financing Agreement Through Credit Opening No. 10.2.1621.1, hereinafter referred to simply as CONTRACT, entered into on September 22, 2010, between BNDES and the BENEFICIARY, with the intervention of WSAC, registered with the Office of Notary and Registry of Maritime Contracts of the State of Rio de Janeiro under No. R-1/registry 384, in Book No. 3, on October 8, 2010, with Addendum No. 1 carried out by public deed drawn up on pages 032 of Book 0283, at the Office of Notary and Registry of Maritime Contracts of the State of Rio de Janeiro on March 29, 2011; Addendum No. 2 carried out by public deed drawn up on pages 029 of Book 0294, at the Office of Notary and Registry of Maritime Contracts of the State of Rio de Janeiro on December 5, 2011; Addendum No. 3 carried out by public deed drawn up on pages 032 of Book 0309, at the Office of Notary and Registry of Maritime Contracts of the State of Rio de Janeiro on July 9, 2012; and Addendum No. 4 carried out by public deed drawn up on pages 173 of Book 0335, at the Office of Notary and Registry of Maritime Contracts of the State of Rio de Janeiro on November 24, 2014, which instrument becomes an integral part hereof, for all legal purposes and effects, under the following clauses:

ONE

REDUCTION OF THE CREDIT AMOUNT

In view of the agreement hereby entered into, BNDES and the BENEFICIARY agree to reduce from US$ 670,168,892.14 (six hundred seventy million, one hundred sixty-eight thousand, eight hundred ninety-two United States dollars and fourteen cents), equivalent to R$ 1,066,238,707.39 (one billion, sixty-six million, two hundred thirty-eight thousand, seven hundred seven reais and thirty-nine centavos), to US$ 376,341,401.68 (three hundred seventy-six million, three hundred forty-one thousand, four hundred one United States dollars and sixty-eight cents), equivalent to R$ 598,759,170.04 (five hundred ninety-eight million, seven hundred fifty-nine thousand, one hundred seventy reais and four centavos), considering the exchange rate for sale, of the U.S. dollar, disclosed by the Central Bank of Brazil for the base date of July 15, 2008, the amount of credit opened to the BENEFICIARY under the terms of Clause One (“Nature, Amount and Purpose of the Contract”) of the CONTRACT.

PARAGRAPH ONE

The reduction of the credit amount referred to in the “caput” of this Clause shall occur through the full cancellation of Subcredits “B1”, “B2”, “C1”, “C2”, “D1”, “D2”, “M1”, “M2”, “N1”, “N2”, “O1”, “O2”, “P1” and “P2”, whose purposes are described in items III, IV, V, VI, VII, VIII, XXV, XXVI, XXVII, XXVIII, XXIX, XXX, XXXI and XXXII, respectively, of Clause One (“Nature, Amount and Purpose of the Contract”) of the CONTRACT.

PARAGRAPH TWO

By reason of the provisions of this Clause, any and all mention of the Subcredits hereby canceled is considered excluded from the CONTRACT.

TWO

AMENDMENT OF THE PURPOSE OF THE CONTRACT

As a consequence of the agreed in Clause One (“Reduction of the Credit Amount”) of this Addendum, the purpose of the CONTRACT established in its Clause One (“Nature, Amount and Purpose of the Contract”) is amended, which shall have the following wording:

“FIRST

NATURE, AMOUNT AND PURPOSE OF THE CONTRACT

(..)

PARAGRAPH ONE

The credit hereby opened is intended for the acquisition, by the BENEFICIARY, of 9 (nine) offshore support vessels (“Project” or “Projects”) to be built by Wilson, Sons Comércio, Indústria e Agência de Navegação Ltda. and Wilson, Sons Estaleiros Ltda., considering, in this total, 1 (one) PSV-3000 type vessel, 6 (six) PSV-4500 type vessels and 2 (two) PSV-5000 type vessels, under the following terms:

(...)”

THREE

RATIFICATION

All clauses and conditions of the CONTRACT are hereby ratified by the contracting parties and by the INTERVENING PARTY, to the extent they do not conflict with what is established in this Addendum, with the guarantees agreed in said CONTRACT and respective Addenda remaining in force, this instrument not constituting a novation.

FOUR

RECORD

The BENEFICIARY is obliged to proceed with the annotation of this Addendum in the margin of the registration mentioned in the Preamble of this instrument, and BNDES reserves the right to consider the CONTRACT early terminated if such annotation is not proven to it within 90 (ninety) days as from this date.

WILSON, SONS OFFSHORE S/A presented the Positive Certificate with Negative Effects of Debts relating to Federal Taxes and the Active Debt of the Union - CPEND No. 4518.70F5.7D51.9ECA, issued on July 5, 2018, expiring on January 1, 2019, by the Federal Revenue Secretariat of Brazil and the Attorney General's Office of the National Treasury.

WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA. presented the Positive Certificate with Negative Effects of Debts relating to Federal Taxes and the Active Debt of the Union - CPEND No. BF78.DE77.50D7.7946, issued on July 5, 2018, expiring on January 1, 2019, by the Federal Revenue Secretariat of Brazil and the Attorney General's Office of the National Treasury.

The pages of this instrument are initialed by Natália Teixeira Fernandes Lopez, attorney for BNDES, by authorization of the legal representatives who sign it.

And, being duly agreed and contracted, they sign this instrument in 03 (three) counterparts, of equal content and for a single purpose, in the presence of the witnesses undersigned.

Rio de Janeiro, August 28, 2018.

BNDES:

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES

/s/ Marcos Ferran

Marcos Ferran

/s/ Carla Gaspar Primavera

Carla Gaspar Primavera

BENEFICIARY:

WILSON, SONS OFFSHORE S.A.

/s/ José Roberto Rodrigues

José Roberto Rodrigues

/s/ Luis Gustavo Bueno Machado

Luis Gustavo Bueno Machado

INTERVENING PARTY:

WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.

/s/ Arnaldo Calbucci Filho

Arnaldo Calbucci Filho

/s/ Fernando Fleury Salek

Fernando Fleury Salek

WITNESSES:

(signed)

[*****]

(signed)

[*****]

AMENDMENT NO. 6 TO THE CREDIT FACILITY AGREEMENT NO. 10.2.1621.1, OF SEPTEMBER 22, 2010 AND AMENDMENT NO. 1 TO THE CREDIT FACILITY AGREEMENT NO. 18.2.0622.1, OF DECEMBER 26, 2018, ENTERED INTO BETWEEN THE BRAZILIAN DEVELOPMENT BANK - BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF THIRD PARTIES, AS FOLLOWS:

The BRAZILIAN DEVELOPMENT BANK - BNDES, herein referred to simply as BNDES, a federal public company, headquartered in Brasilia, Federal District, and services in this City, at Avenida República do Chile 100, enrolled with the CNPJ under No. 33,657,248/0001-89, by their undersigned representatives;

WILSON, SONS OFFSHORE S/A, hereinafter referred to as BENEFICIARY, a publicly-held corporation, headquartered at Avenida Rio Branco, 25, 6th floor, State of Rio de Janeiro, in the city of Rio de Janeiro, enrolled with the CNPJ under No. 08.376.900/0001-40, by its undersigned representatives; and also:

I - as GUARANTOR INTERVENOR, within the scope of the Credit Facility Agreements No. 10.2.1621.1 and No. 18.2.0622.1, WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA, headquartered at Avenida Rio Branco, No. 25, 5th floor, Centro, State of Rio de Janeiro, in the city of Rio de Janeiro, registered with CNPJ under No. 33.130.691/0001-05; and

II - as CONTROLLER INTERVENOR within the scope of the Credit Facility Agreement No. 18.2.0622.1, WILSON SONS ULTRATUG PARTICIPAÇÕES S.A., headquartered at Rua da Quitanda, 86, 6th floor, room 601, Galeria Building, Centro, in the city of Rio de Janeiro, registered with CNPJ under No. 04.017.196/0001-88, by its representatives undersigned:

have, between themselves, justly and agreed to amend (i) the Credit Facility Agreement No. 10.2.1621.1, and its amendments 1 to 5, hereinafter referred to simply as CONTRACT 1; and (ii) the Credit Facility Agreement No. 18.2.0622.1, hereinafter referred to simply as CONTRACT 2 (and, together with CONTRACT 1, hereinafter referred to simply as CONTRACTS); entered into between BNDES and the BENEFICIARY, respectively, on September 22, 2010 and December 26, 2018, of which this instrument becomes an integral part, for all legal purposes and effects, under the following clauses:

ONE

TEMPORARY SUSPENSION OF PAYMENTS

In light of the agreement now entered into, BNDES and the BENEFICIARY agree to suspend the payment of the principal installments and interest on the credits and sub-credits of the AGREEMENTS for 6 (six) months, in the period between May 10, 2020 and October 10, 2020, without changing the final term of the amortization period and without changing the interest rate, as provided, respectively, in the clauses relating to the amortization and interest of said credits and sub-credits of the AGREEMENTS, subject to the grace period limits for interest and principal established in Resolutions No. 3,262, of February 3, 2005, and No. 3,828, of December 17, 2009, of the National Monetary Council, or other CMN Resolutions regarding the application of resources from this Fund, in the case of operations with resources from the Merchant Marine Fund.

PARAGRAPH ONE

The amount that was not paid during the suspension period regarding the principal installments and interest, referred to in the head provision of this Clause, shall be capitalized at each financial maturity event covered by the temporary suspension of payments provided for in the head provision of this Clause, being added to the outstanding balance of the respective Sub-credits, and shall become due under the terms of the Amortization Clause of the AGREEMENTS, whose installments shall be recalculated under the terms of the AGREEMENTS.

PARAGRAPH TWO

During the period of temporary suspension of payments provided for in this instrument, except as provided in Clause Seven (Resolutive Condition), the BENEFICIARY shall not be considered financially in default before BNDES regarding the non-payment of the amounts referred to in the head provision of this Clause, and default charges shall not be due.

TWO

SPECIAL OBLIGATIONS OF THE BENEFICIARY

In addition to the obligations provided for in the AGREEMENT, the BENEFICIARY is obliged to:

I - present the minutes of the BENEFICIARY's competent deliberative body and of the INTERVENING GUARANTOR, in due legal form, in which this contractual amendment was approved, in all its terms and conditions, within up to 90 (ninety) days from the formalization of this Amendment, without prejudice to BNDES, under the protection of the established guarantees, extending said period or granting an additional period, upon express communication;

II - return to BNDES, which may occur electronically, this contractual instrument signed by the legal representatives of the BENEFICIARY and the INTERVENING PARTIES, in all legal formalities relating to the signing of the Amendment, within 60 (sixty) days from the date of formalization, without prejudice to BNDES, under the protection of the established guarantees, extending said period or granting an additional period, upon express communication;

III - limit to the minimum provided for in corporate legislation the distribution to shareholders/quota holders, as dividends and interest on equity for the fiscal year 2020, as established in Clause One (Temporary Suspension of Payments);

IV - prove to BNDES the annotation of this Amendment on the margin of the constitutive registration of the real guarantee with the Maritime Court by the end of the payment suspension period referred to in Clause One (Temporary Suspension of Payments), under the terms of Clause Nine (Registration) of this instrument, without prejudice to BNDES, under the protection of the established guarantees, extending said period or granting an additional period, upon express communication.

V - within up to 90 (ninety) days, counted from the formalization of this Amendment, without prejudice to BNDES being able, under the constituted guarantees, to extend said deadline or grant an additional period, by express communication, to present a consent instrument, issued in terms satisfactory to BNDES, duly formalized according to applicable law, whereby it expresses its agreement, and ratifies all other terms and conditions contained in the guarantee, accompanied by a legal opinion, rendered in satisfactory terms, at BNDES's discretion, by a lawyer or foreign law firm of notorious specialization, indicated by the Beneficiary or the guarantor and accepted by BNDES, in which it attests:

a. that it examined the legislation of the guarantor's country, its bylaws or equivalent document and other internal regulatory acts, as well as any other documents whose analysis is necessary for issuing its opinion;

b. that the guarantor is legally constituted, as well as a capable and legitimate party to provide the consent, and that the legal and regulatory norms for assuming the obligations established in the consent instrument have been observed;

c. that the guarantor, through its legal representatives, and based on the approval of its deliberative bodies, has the power to sign and comply with the terms and conditions established in the consent instrument;

d. that the legal representatives of the guarantor who signed the consent instrument have the power to bind and obligate the guarantor to its terms and conditions;

e. that the execution of the consent instrument does not violate (a) the constitutive acts of the guarantor, its bylaws or equivalent document, nor (b) the constitutional norms, treaties, laws, normative and regulatory acts applicable to the guarantor or any determination of a governmental body imposed on the guarantor;

f. that the consent instrument was duly signed in accordance with the formalities determined by the legislation of the guarantor's country, and that it constitutes a valid, effective, and enforceable instrument, binding the guarantor in accordance with its terms and conditions, and that the guarantee remains valid, effective, and enforceable;

g. that all necessary steps have been taken and all required records or authorisations have been obtained from government agencies, departments, bodies or authorities in the guarantor's country, with a view to ensuring the execution, validity and fulfillment of the guarantor's consent instrument.

PARAGRAPH ONE

In the case provided for in item II, BNDES must send an electronic communication to the BENEFICIARY regarding the fulfillment of this condition.

PARAGRAPH TWO

The opinion referred to in item V of this Clause shall, when the official language of the country is not Portuguese, be rendered in English or Spanish.

PARAGRAPH THREE

Should the opinion mentioned in item V of this Clause be issued by an in-house lawyer of the guarantor, said opinion must be formalized in accordance with applicable law.

PARAGRAPH FOUR

The limitation on the distribution of dividends referred to in item III of this Clause shall occur during the fiscal year immediately following that in which the payment suspension established in Clause One (Temporary Suspension of Payments) occurs, with the distribution of retained profits being possible in subsequent fiscal years.

THREE

OBLIGATIONS OF THE INTERVENING GUARANTOR

In addition to the obligations provided for in the AGREEMENT, the INTERVENING GUARANTOR is obliged to present to BNDES the minutes of its competent deliberative body, in due legal form, in which this contractual amendment was approved, in all its terms and conditions, within up to 90 (ninety) days from the formalization of this Amendment, without prejudice to BNDES, under the protection of the established guarantees, extending said period or granting an additional period, upon express communication.

FOUR

DECLARATIONS OF THE BENEFICIARY

The BENEFICIARY, hereby, declares and warrants to BNDES that:

a) it has full power, authority and capacity to enter into this Amendment and fulfill the obligations assumed herein, having taken all necessary corporate measures to authorize its execution;

b) there is no administrative or judicial conviction decision against itself and its administrators already qualified, capable of producing effects, that results in a prohibition from contracting with official financial institutions or with the Public Administration, or from receiving incentives, subsidies, grants, donations or loans from public bodies or entities and public financial institutions or those controlled by the government, due to the practice of illegal acts defined by law.

SOLE PARAGRAPH.

The BENEFICIARY is aware that the falsity of the declarations made in the head provision of this Clause may result in the application of the applicable legal sanctions, of a civil and criminal nature.

FIVE

STATEMENTS OF THE INTERVENORS

The INTERVENING PARTIES, hereby, declares and warrants to BNDES that it has full power, authority and capacity to intervene in this Amendment and fulfill the obligations assumed herein, having taken all necessary measures to authorize such intervention.

SOLE PARAGRAPH.

The INTERVENING PARTIES are aware that the falsity of the declaration made in the head provision of this Clause may result in the application of the applicable legal sanctions, of a civil and criminal nature.

SIX

EFFECTIVENESS OF THE AMENDMENT

The effects of this amendment shall retroact to the initial term established for the suspension of payments provided for in Clause One (Temporary Suspension of Payments).

SEVEN

RESOLUTIVE CONDITION

This Amendment shall be considered automatically resolved, in which case BNDES shall communicate the occurrence of the resolutive condition to the BENEFICIARY, in the cases where any of the obligations set forth in items I, II and/or V of Clause Two (Special Obligations of the Beneficiary) and/or Clause Three (Obligations of the Intervening Guarantor) are not fulfilled.

SOLE PARAGRAPH.

If this Amendment is resolved, under the terms of the head provision, the temporary suspension of payment referred to in Clause One (Temporary Suspension of Payment) shall have no effect, consequently the clauses and conditions provided for in the AGREEMENTS shall remain valid and effective as originally entered into and eventually amended up to that point, and the BENEFICIARY shall be financially in default with BNDES from the failure to observe the deadlines provided therein and subject to the provisions of arts. 41 to 46 of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS".

EIGHT

RATIFICATION

All clauses and conditions of the AGREEMENTS are hereby ratified by the contracting parties and the INTERVENING PARTIES, to the extent they do not conflict with what is established in this Amendment, with the guarantees agreed upon in said AGREEMENTS remaining in force, and this instrument does not constitute novation.

NINE

REGISTRATION

The BENEFICIARY is obliged to proceed with the annotation of this Amendment on the margin of the registrations mentioned in item IV of Clause Two (Special Obligations of the Beneficiary), and BNDES reserves the right to declare the AGREEMENTS early maturity, if such annotations are not proven to it within the deadline indicated in the same provision, without prejudice to BNDES, under the protection of the established guarantees, extending said deadline, before its final term, or granting an additional period, after said term, upon express authorization, by letter, independently of any other formality or registration.

The parties consider, for all purposes, the date mentioned below as the date of legal formalization of this Amendment.

Rio de Janeiro, June 22, 2020.

By BNDES:

/s/ Carla Gaspar Primavera

CARLA GASPAR PRIMAVERA

/s/ Haroldo Fialho Prates

HAROLDO FIALHO PRATES

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES

On behalf of the BENEFICIARY:

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

WILSON, SONS OFFSHORE S/A

GUARANTOR:

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Fernando Fleury Salek

FERNANDO FLEURY SALEK

WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.

PARENT COMPANY ACTING AS A GUARANTOR UNDER THE CREDIT FACILITY AGREEMENT No. 18.2.0622.1:

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

WILSON SONS ULTRATUG PARTICIPAÇÕES S.A

WITNESS:

(signed)

[*****]

(signed)

[*****]

AMENDMENT NO. 7 TO CREDIT FACILITY FINANCING AGREEMENT NO. 10.2.1621.1, DATED SEPTEMBER 22, 2010, AND AMENDMENT NO. 2 TO CREDIT FACILITY FINANCING AGREEMENT NO. 18.2.0622.1, DATED DECEMBER 26, 2018, ENTERED INTO BETWEEN THE BRAZILIAN NATIONAL DEVELOPMENT BANK - BNDES AND WILSON, SONS OFFSHORE S/A, WITH THE INTERVENTION OF THIRD PARTIES, AS FOLLOWS:

THE BRAZILIAN NATIONAL DEVELOPMENT BANK - BNDES, herein referred to simply as BNDES, a federal public company, headquartered in Brasília, Federal District, and providing services in this City, at Avenida República do Chile No. 100, enrolled with the CNPJ under No. 33.657.248/0001-89, by its undersigned representatives;

and

WILSON, SONS OFFSHORE S/A, hereinafter referred to as BENEFICIARY, a corporation headquartered at Rua da Quitanda, 86 – 5th floor, room 501, Centro, State of Rio de Janeiro, in the city of Rio de Janeiro, enrolled with the CNPJ under No. 08.376.900/0001-40, by its undersigned representatives;

and also appearing:

I - as GUARANTOR INTERVENER, within the scope of Credit Facility Financing Agreements No. 10.2.1621.1 and No. 18.2.0622.1, WILSON SONS HOLDINGS BRASIL S.A. (new corporate name of WILSON, SONS DE ADMINISTRAÇÃO E COMÉRCIO LTDA.), headquartered at Rua da Quitanda, 86 – 5th floor, room 501, Centro, State of Rio de Janeiro, in the city of Rio de Janeiro, enrolled with the CNPJ under No. 33.130.691/0001-05, by its undersigned representatives; and

II - as CONTROLLER INTERVENER within the scope of Credit Facility Financing Agreement No. 18.2.0622.1, WILSON SONS ULTRATUG PARTICIPAÇÕES S.A., headquartered at Rua da Quitanda, 86 – 5th floor, room 501, Centro, State of Rio de Janeiro, in the city of Rio de Janeiro, enrolled with the CNPJ under No. 04.017.196/0001-88, by its undersigned representatives;

have, mutually and by agreement, contracted to amend (i) Credit Facility Financing Agreement No. 10.2.1621.1, and its amendments 1 to 6, hereinafter referred to simply as CONTRACT 1; and (ii) Credit Facility Financing Agreement No. 18.2.0622.1 and its amendment 1, hereinafter referred to simply as CONTRACT 2 (and, together with CONTRACT 1, hereinafter referred to simply as CONTRACTS); entered into between BNDES and the BENEFICIARY, respectively, on September 22, 2010 and December 26, 2018, of which this instrument becomes an integral part, for all legal purposes and effects, under the following clauses:

CLAUSE ONE – TEMPORARY SUSPENSION OF PAYMENTS

In light of the agreement now entered into, BNDES and the BENEFICIARY agree to suspend the payment of principal installments and compensatory interest on the Sub-credits of the CONTRACTS for 05 (five) months, in the period between January 10, 2021 and May 10, 2021, without changing the final term of the amortization period and without changing the interest rate, as provided, respectively, in the clauses relating to amortization and interest of said Sub-credits of the CONTRACTS, subject to the grace period limits for interest and principal established in Resolution No. 3,262, of February 3, 2005, and Resolution No. 3,828, of December 17, 2009, both of the National Monetary Council, or other CMN Resolutions regarding the application of resources from this Fund, in the case of operations with resources from the Merchant Marine Fund.

PARAGRAPH ONE

The amount that was not paid during the suspension period regarding the principal installments and compensatory interest, referred to in the head provision of this Clause, shall be capitalized at each financial maturity event covered by the temporary suspension of payments provided for in the head provision of this Clause, being added to the outstanding balance of the respective Sub- credits, and shall become due under the terms of the Amortization Clause of the CONTRACTS, whose installments shall be recalculated under the terms of the CONTRACTS.

PARAGRAPH TWO

During the period of temporary suspension of payments provided for in this instrument, except as provided in Clause Seven (Resolutive Condition), the BENEFICIARY shall not be considered financially in default before BNDES regarding the non-payment of the amounts referred to in the head provision of this Clause, and default charges shall not be due.

CLAUSE TWO – SPECIAL OBLIGATIONS OF THE BENEFICIARY

In addition to the obligations provided for in the CONTRACTS, the BENEFICIARY undertakes to:

I - submit the minutes of the competent decision- making body of the BENEFICIARY and of the GUARANTOR INTERVENER, in due legal form, in which this contractual amendment was approved, in all its terms and conditions, within up to 90 (ninety) days from the formalization of this Amendment, without prejudice to BNDES being able, under the protection of the established guarantees, to extend said period or grant an additional period, upon express communication;

II - return to BNDES, which may occur electronically, this contractual instrument signed by the legal representatives of the BENEFICIARY and the INTERVENERS, in all legal formalities relating to the signing of the Amendment, within 60 (sixty) days from the date of formalization, without prejudice to BNDES being able, under the protection of the established guarantees, to extend said period or grant an additional period, upon express communication;

III - not to distribute to shareholders dividends and interest on equity relating to the 2021 fiscal year in excess of the mandatory minimum, under the terms of corporate law;

IV - not to reduce its corporate capital during the 2021 fiscal year;

V - not to make loan payments to other companies of its Economic Group during the 2021 fiscal year;

VI - maintain its annual financial statements audited by an independent external auditor duly registered with the Securities and Exchange Commission of Brazil (CVM);

VII - prove to BNDES the annotation of this Addendum on the margin of the registration constituting the real guarantee in the competent registry office, within up to 90 (ninety) days from the formalization of this Addendum, under the terms of Clause Nine (Registration) of this instrument, without prejudice to BNDES being able, under the protection of the established guarantees, to extend said period or grant an additional period, upon express communication;

VIII - within up to 90 (ninety) days from the formalization of this Addendum, without prejudice to BNDES being able, under the protection of the established guarantees, to extend said period or grant an additional period, upon express communication, present an instrument of consent, issued in terms satisfactory to BNDES, duly formalized according to applicable legislation, whereby the guarantor expresses its agreement, and ratifies all other terms and conditions contained in the guarantee, accompanied by a legal opinion, issued in terms satisfactory, at BNDES's discretion, by a foreign lawyer or law firm of notorious specialization, indicated by the BENEFICIARY or the guarantor and accepted by BNDES, attesting:

a. that it examined the legislation of the guarantor's country, its bylaws or equivalent document and other internal regulatory acts, as well as any other documents whose analysis is necessary for issuing its opinion;

b. that the guarantor is legally constituted, as well as a capable and legitimate party to provide consent, and that legal and regulatory rules for assuming the obligations established in the consent instrument have been observed;

c. that the guarantor, through its legal representatives, and based on approval from its decision-making bodies, has full powers to sign and comply with the terms and conditions established in the consent instrument;

d. that the legal representatives of the guarantor who signed the consent instrument have powers to bind and obligate the guarantor to its terms and conditions;

e. that the execution of the consent instrument does not violate (a) the constitutive acts of the guarantor, its bylaws or equivalent document, nor (b) constitutional norms, treaties, laws, normative and regulatory acts applicable to the guarantor or any determination of a governmental body imposed on the guarantor;

f. that the consent instrument was duly signed in accordance with the formalities determined by the legislation of the guarantor's country, and that it constitutes a valid, effective, and enforceable instrument, binding the guarantor in accordance with its terms and conditions, and that the guarantee remains valid, effective, and enforceable;

g. that all acts have been performed and all registrations or authorizations have been obtained from governmental agencies, departments, bodies, or authorities of the guarantor's country, intended to ensure the execution, validity, and compliance of the consent instrument by the guarantor.

PARAGRAPH ONE

In the case provided for in item II, BNDES shall send an electronic communication to the BENEFICIARY regarding compliance with this condition.

PARAGRAPH TWO

The opinion referred to in item VIII of this Clause shall, when the official language of the country is not Portuguese, be issued in English or Spanish.

PARAGRAPH THREE

Should the opinion mentioned in item VIII of this Clause be issued by an in-house lawyer of the guarantor, said opinion must be formalized under the terms of applicable law.

PARAGRAPH FOUR

The limitation on dividend distribution referred to in item III of this Clause shall apply from the formalization of this Addendum and shall extend during the fiscal years immediately following those in which there are suspended installments under the terms of Clause One (Temporary Suspension of Payments), it being possible, in subsequent fiscal years, to distribute profits that were retained due to said limitation.

PARAGRAPH FIVE

The restrictions dealt with in items III to V may be waived under the terms of specific regulations to be issued by BNDES.

CLAUSE THREE – OBLIGATIONS OF THE GUARANTOR INTERVENER

In addition to the obligations provided for in the CONTRACTS, the GUARANTOR INTERVENER undertakes to submit to BNDES the minutes of its competent decision-making body(ies), in due legal form, in which this contractual amendment was approved, in all its terms and conditions, within up to 90 (ninety) days from the formalization of this Addendum, without prejudice to BNDES being able, under the protection of the established guarantees, to extend said period or grant an additional period, upon express communication.

CLAUSE FOUR – STATEMENTS OF THE BENEFICIARY

The BENEFICIARY, hereby, declares and warrants to BNDES that:

a) it has full power, authority, and capacity to enter into this Addendum and comply with the obligations assumed herein, having taken all necessary corporate measures to authorize its execution; and

b) there is no final administrative or judicial condemnatory decision against itself and its already qualified directors, capable of producing effects, that implies a prohibition on contracting with official financial institutions or with the Public Administration, or on receiving incentives, subsidies, grants, donations, or loans from public bodies or entities and from public financial institutions or those controlled by the government, due to the practice of illegal acts defined by law.

SOLE PARAGRAPH

The BENEFICIARY is aware that the falsity of the statements made in the head provision of this Clause may result in the application of applicable legal sanctions, of a civil and criminal nature.

CLAUSE FIVE – STATEMENTS OF THE INTERVENERS

The INTERVENERS, hereby, declare and warrant to BNDES that they have full power, authority, and capacity to intervene in this Addendum and fulfill the obligations assumed herein, having taken all necessary measures to authorize such intervention.

SOLE PARAGRAPH

The INTERVENERS are aware that the falsity of the statement made in the head provision of this Clause may result in the application of applicable legal sanctions, of a civil and criminal nature.

CLAUSE SIX – EFFECTIVENESS OF THE ADDENDUM

The effects of this addendum shall retroact to the initial date established for the suspension of payments provided for in Clause One (Temporary Suspension of Payments).

CLAUSE SEVEN – RESOLUTIVE CONDITION

This Addendum shall be considered automatically resolved, in which case BNDES shall communicate the occurrence of the resolutive condition to the BENEFICIARY, in cases where any of the obligations set forth in items I, II, and/or VIII of Clause Two (Special Obligations of the Beneficiary) and/or Clause Three (Obligations of the Guarantor Intervener) are not fulfilled.

SOLE PARAGRAPH

If this Addendum is resolved, under the terms of the head provision, the temporary suspension of payment referred to in Clause One (Temporary Suspension of Payments) shall have no effect; consequently, the clauses and conditions provided for in the CONTRACTS shall remain valid and effective as originally entered into and eventually edited up to that point, with the BENEFICIARY being financially in default with BNDES from the failure to observe the deadlines provided therein and subject to the provisions of arts. 41 to 46 of the "PROVISIONS APPLICABLE TO BNDES CONTRACTS".

CLAUSE EIGHT – RATIFICATION

All clauses and conditions of the CONTRACTS are hereby ratified by the contracting parties and by the INTERVENERS, to the extent they do not conflict with what is established in this Addendum, with the guarantees agreed upon in said CONTRACTS remaining in force, and this instrument does not constitute novation.

CLAUSE NINE – REGISTRATION

The BENEFICIARY undertakes to proceed with the annotation of this Addendum on the margin of the registrations made with the Maritime Court, with BNDES reserving the right to declare the CONTRACTS early maturity if such annotations are not proven to it within the deadline provided for in item VII of Clause Two (Special Obligations of the Beneficiary), without prejudice to BNDES being able, under the protection of the established guarantees, to extend said deadline, before its final term, or grant an additional period, after said term, upon express authorization, by letter, independently of any other formality or registration.

The parties consider, for all purposes, the date mentioned below as that of the legal formalization of this Addendum.

Rio de Janeiro, May 07, 2021.

By BNDES:

/s/ Haroldo Fialho Prates

HAROLDO FIALHO PRATES

/s/ Carla Gaspar Primavera

CARLA GASPAR PRIMAVERA

BRAZILIAN NATIONAL DEVELOPMENT BANK - BNDES

By the BENEFICIARY:

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

WILSON, SONS OFFSHORE S/A

GUARANTOR INTERVENER:

/s/ Fabricia Gomes de Souza

FABRICIA GOMES DE SOUZA

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

WILSON SONS HOLDINGS BRASIL S.A.

CONTROLLER INTERVENER WITHIN THE SCOPE OF CREDIT FACILITY FINANCING AGREEMENT NO. 18.2.0622.1:

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

/s/ Arnaldo Calbucci Filho

ARNALDO CALBUCCI FILHO

WILSON SONS ULTRATUG PARTICIPAÇÕES S.A.

WITNESSES:

[signed]

[*****]

[signed]

[*****]

AMENDMENT NO. 8 TO CREDIT FACILITY AGREEMENT NO. 10.2.1621.1, ENTERED INTO BY AND BETWEEN BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES AND WILSON, SONS OFFSHORE S.A., WITH THE INTERVENIENCE OF A THIRD PARTY, AS FOLLOWS:

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL - BNDES, in its capacity as Financial Agent of the Fundo da Marinha Mercante – FMM herein referred to simply as BNDES, a federal public company, headquartered in Brasilia, Federal District, and services in this City, at Avenida República do Chile 100, enrolled with the CNPJ under No. 33.657.248/0001-89, by its undersigned representatives; and

WILSON, SONS OFFSHORE S.A., hereinafter referred to as the BENEFICIARY, a corporation headquartered at Rua da Quitanda, 86, 6º andar, Centro – Rio de Janeiro, enrolled with the CNPJ under No. 08.376.900/0001-40, by its undersigned representatives; and

also appearing as INTERVENING PARTY, WILSON SONS S.A. (new corporate name of WILSON SONS HOLDINGS BRASIL S.A.) headquartered at Praia de Botafogo, 186, 4º andar, sala 301, Botafogo, State of Rio de Janeiro, in the city of Rio de Janeiro, enrolled with the CNPJ under No. 33.130.691/0001-05, by its undersigned representatives;

hereby agree to amend the Credit Facility Agreement No. 10.2.1621.1, entered into on September 22, 2010, amended by Amendments No. 1, 2, 3, 4, 5, 6 and 7, hereinafter referred to simply as the AGREEMENT, of which this instrument becomes an integral part, for all purposes and effects of Law, by means of the following clauses:

ONE

AMENDMENT PURPOSE

This AMENDMENT has as purpose:

I. change the current providers of the personal guarantee for the Sub-loans under the AGREEMENT to Tidewater Inc., through the constitution of a personal guarantee to be provided upon presentation of a Letter of Guarantee by a foreign person;

II. as a result of item I above:

a) exonerate the Intervening Party Wilson Sons S.A. from the obligations assumed in the AGREEMENT;

b) exonerate Remolcadores Ultratug Ltda. from the obligations assumed under the Letters of Guarantee issued as guarantee, pursuant to Paragraph One of Clause Fifteen of the AGREEMENT;

c) change the interest rate of all Sub-loans of the AGREEMENT, with the amendment of Clause Four (Interest); and

d) change Clause Fifteen (Guarantee) and Clause Nineteen (Early Maturity) shall become effective with the wording proposed pursuant to Clause Three below.

TWO

EXONERATION

By this AMENDMENT No. 8:

I. the INTERVENING PARTY WILSON SONS S.A., in the qualified preamble, is exonerated from all obligations assumed in the AGREEMENT, and any residual mention to the INTERVENING PARTY in the AGREEMENT must be disregarded from the date of execution of this AMENDMENT.

II. Remolcadores Ultratug Ltda., a company incorporated under the laws of Chile, is exonerated from the obligations arising from the personal guarantee provided under the Letters of Guarantee issued on 06/08/2011, 12/06/2011, 12/28/2012 and 12/11/2014.

THREE

AMENDMENT OF CONTRACTUAL CLAUSES

The parties decide to amend the Preamble of the AGREEMENT to exclude WILSON SONS S.A. from the list of INTERVENING PARTY, modify and consolidate Clauses Four (Interest), Fifteen (Guarantee) and Nineteen (Early Maturity), which shall become effective with the following wording:

“FOUR

INTERESTS

Interest at a rate of 3.77% (three point seventy-seven percent) per annum shall accrue on the principal amount of the debt of all Sub-loans under this AGREEMENT.

PARAGRAPH ONE

Interest shall be calculated on a daily basis on the outstanding balance of each Sub-loan, adjusted in accordance with Clause Six and compounded quarterly during the grace period, and shall be payable monthly during the amortization period, together with the amortization installments of the principal, and on the maturity or settlement of the Agreement, subject to the provisions of Clause Twenty-Two (Maturity on Holidays).

PARAGRAPH TWO

(revoked)

PARAGRAPH THREE

(revoked)

PARAGRAPH FOUR

(revoked)

PARAGRAPH FIVE

(revoked)

PARAGRAPH SIX

(revoked)

PARAGRAPH SEVEN

(revoked)

(...)

FIFTEEN

PERSONAL GUARANTEE

Personal guarantee of this Agreement will be provided by Tidewater Inc. (a company incorporated under the laws of the State of Delaware, United States of America.), as joint and several debtor and principal payer, by issuing a personal guarantee instrument drawn up in terms satisfactory to BNDES, duly formalized in accordance with the applicable laws, expressly waiving the benefits of articles 366, 827 and 838 of the Brazilian Civil Code, or, if the guarantee is governed by foreign law, to equivalent benefits that may exist in the legislation applicable to the guarantee, and with provision for the need for prior consent of Tidewater Inc., to change the term or increase in the value of the guarantee, which must be responsible, until the final settlement of this Agreement, for the faithful and exact fulfillment of all obligations assumed, in this instrument, by the BENEFICIARY.

(...)

NINETEEN

EARLY MATURITY

BNDES may declare the early maturity of this Instrument, with the enforceability of the debt and immediate suspension of any disbursement, if, in addition to the cases provided for in articles 39 and 40 of the “PROVISIONS APPLICABLE TO BNDES AGREEMENTS”, referred to in Clause Twelve, item I, are proven by BNDES:

a) the reduction of the BENEFICIARY's staff without complying with the provisions of item IV of Clause Twelve;

b) the existence of a final and unappealable condemnatory sentence due to the practice of acts, by the BENEFICIARY, that result in irregular, illegal or criminal exploitation of child labor, practice related to work in conditions analogous to slavery or crime against the environment;

c) the inclusion, in a corporate agreement, bylaws or articles of association of the BENEFICIARY, or of the companies that control it, of a provision by which a special quorum is required for deliberation or approval of matters that limit or restrict the control of any of these companies by the respective controllers, or, also, the inclusion in those documents, of a provision that implies: i) restrictions on the BENEFICIARY's growth capacity or its technological development; ii) restrictions on the BENEFICIARY's access to new markets; or iii) restrictions or damage to the ability to pay the financial obligations arising from this operation;

d) the occurrence, without prior and express authorization from BNDES, of any change in the Construction Agreement entered into between the BENEFICIARY and the Construction Shipyard, in the Activity List and respective PERT NETWORK, in the Construction Schedule, or in the Uses and Sources Tables of the project regarding the financed vessels;

e) non-compliance with the obligations set forth in item XI of Clause Twelve;

f) the merger, spin-off, dissolution, incorporation (as merger or incorporator), reduction or closing of capital or the change in the effective, direct or indirect control of the beneficiary or its successors, or any other corporate restructuring process involving the BENEFICIARY (or its successors), during the term of this AGREEMENT, without the prior and express consent of BNDES.

g) the inclusion of the BENEFICIARY in the Register of Employers who have kept workers in slave-like conditions, established by Interministerial Ordinance MTPs/MMIRDH No. 4/2016, or another that may replace it;

h) the practice by the BENEFICIARY (i) of the conduct of offering, promising, giving, authorizing, requesting or accepting, directly or indirectly, any undue advantage, pecuniary or of any nature, related in any way to the purpose of this Instrument, as well as (ii) of harmful acts, infractions or crimes against the economic or tax orders, the financial system, the capital market, the public administration, national or foreign, or the Democratic State of Law, of “laundering” or concealment of assets, rights and values, terrorism or terrorist financing, provided for in applicable national and/or foreign legislation; and

i) the request for judicial, extrajudicial recovery, self-bankruptcy, as well as the decree of bankruptcy or liquidation of the BENEFICIARY.

PARAGRAPH ONE

In the event that the funds granted under this Agreement are used for a purpose other than that provided for in Paragraph One of Clause One, BNDES shall, without prejudice to the provisions of the “caput” of this Clause, report the matter to the Federal Prosecution Service for the purposes and effects of Law No. 7.492 of June 16, 1986.

PARAGRAPH TWO

This Agreement shall also fall mature early, with the liability of the debt and immediate suspension of any disbursement, at the date of diplomation as Federal Deputy or Senator, a person remunerated by the BENEFICIARY, or are among their owners, controlling companies or directors, people in the prohibitions provided by the Federal Constitution, Clause 54, items I and II. There will be no charges due to default provided that the payment occurs within 5 (five) business days from the date of diplomation, under penalty of not doing so, occurring charges provided for cases of early maturity due to default.

PARAGRAPH THREE

The declaration of early maturity based on the provisions of letters “b” and “g” of the caput will not occur if the reparation imposed is made or while the penalty imposed on the beneficiary is being fulfilled, observing the due legal process, or, also, based on the letter “e” of the caput, if the BENEFICIARY is excluded from the Register of Employers who have kept workers in conditions analogous to slavery, established by MTPs/MMIRDH Interministerial Ordinance No. 4/2016, or another subsequent one that may replace it.”

FOUR

EFFECTIVENESS OF AMENDMENT No. 10.2.1621.1

The effectiveness of this Amendment depends on the fulfillment, by the BENEFICIARY, within 180 (one hundred and eighty) days, counted from this date, of the conditions listed below, and BNDES must manifest itself, as soon as possible, on the performance of these, after examining the documents presented:

I - presentation of a letter of guarantee, to be issued by Tidewater Inc. according to the model provided by BNDES, duly formalized according to the applicable legislation, referring to the personal guarantee referred to in Clause Fifteen of the AGREEMENT, by which Tidewater Inc. expresses its agreement, as well as ratifies all other terms and conditions contained in the personal guarantee, pursuant to Clause Fifteen of the AGREEMENT;

II - presentation of an opinion, in satisfactory terms at the discretion of BNDES, drawn up in English or Spanish when the official language of the country is not Portuguese, by a law firm or lawyer qualified in the law of the guarantor's country, by which the legality of the letter of guarantee is attested, and said opinion must contain at least the following statements by the undersigned lawyer, to be adjusted, on a case-by-case basis, according to the applicable legislation:

a) that it examined the legislation of the guarantor's country, its respective articles of association or equivalent document and other internal regulatory acts, as well as any other documents whose analysis is necessary to issue its opinion;

b) that the guarantor is legally constituted, as well as a party capable and legitimate to provide a letter of guarantee, having observed the legal and regulatory rules for assuming the obligations established in the instrument;

c) that the guarantor, by its legal representatives, and based on the approval of its deliberative bodies, has the power to sign and comply with the terms and conditions established in the letter of guarantee;

d) that the legal representatives of the guarantor that sign the letter of guarantee have powers to link and bind the guarantor to the terms and conditions thereof;

e) that the execution of the letter of guarantee does not violate (a) the guarantor's articles of constitution, its bylaws or equivalent document, nor (b) the constitutional rules, treaties, laws, normative and regulatory acts applicable to the guarantor or any determination of a governmental body imposed on the guarantor;

f) that the letter of guarantee was duly signed in accordance with the formalities determined by the legislation of the guarantor's country, and that it constitutes a valid, effective and enforceable instrument, obliging the guarantor in accordance with its terms and conditions;

(g) that all necessary actions have been taken and all required registrations or authorizations obtained from government agencies, departments, bodies, or authorities of the guarantor's country, aimed at ensuring the execution, validity, and enforceability of the letter of guarantee by the guarantor; and

h) if a power of attorney has been granted in the letter of guarantee, ratification of the power of attorney granted by the guarantor for its representation in Brazil, under the terms of the letter of guarantee, has been authorized by all necessary corporate acts, being valid, effective and enforceable under the laws of the guarantor's country, and that any notification received by the appointed attorney-in-fact will be considered valid by the courts of the guarantor's country.

III - maintenance of the Real Guarantee Index (IGR) of 130% of the outstanding balance or presentation of a bank guarantee letter, by a financial institution that, at the discretion of BNDES, is in an economic and financial situation that gives it a notorious degree of solvency, with a term of 3 months, in an amount sufficient for the IGR to reach the level of 130%.

SOLE PARAGRAPH

Upon the BENEFICIARY’s request, BNDES may extend the term fixed in the “caput” of this Clause upon simple letter communication.

FIVE

TERMINATION OF AMENDMENT No. 10.2.1621.1

Should the BENEFICIARY fail to fulfill the obligations incumbent upon it as set forth in Clause Four, this Amendment shall be deemed terminated by operation of law, in which event BNDES shall notify the BENEFICIARY of such termination.

SIX

AUTHORIZATION

The BENEFICIARY undertakes to pay, within 30 (thirty) days from the date of receipt of written notice sent by BNDES, all costs (including tax charges) and fees incurred with the services provided by the foreign law firm hired by BNDES to provide advice in relation to the guarantor's statement in relation to the personal guarantee referred to in Clause Fifteen of the AGREEMENT, as Expenses to Reimburse, including, without limitation, the amounts related to the services actually provided, taxes, and any other expenses, according to the Reimbursement Letter signed by the BENEFICIARY.

SEVEN

RATIFICATION

All clauses and conditions of the AGREEMENT are hereby ratified by the Parties, as amended by the previous amendments, which have not been changed, deleted or that do not conflict with what is established in this amendment, regardless of the present in novation.

EIGHT

REGISTRATION

The BENEFICIARY undertakes to register this Amendment in the margin of the registration of the collateral in the Maritime Court, reserving to BNDES the right to consider the AGREEMENT expired in advance, if such registrations are not proven to it within 45 (forty-five) days, without prejudice to the power of BNDES, under the guarantees constituted, to extend said period, before its final term, or to grant an additional period, after said term, by express authorization, by epistolary means, regardless of other formality or registration.

The parties sign, by means of a digital certificate issued in the ICP-Brasil standard, in accordance with the provisions of article 1 and article 10, paragraph 1 of Provisional Measure No. 2.200-2/2001, and/or on the gov.br platform with silver or gold identity, in accordance with articles 4 and 6 of Decree No. 10.543/2020, and consider, for all purposes, the date at the end as that of the legal formalization of this Instrument.

In witness whereof, the parties sign this instrument, together with the witnesses below, who also sign by means of a digital certificate issued in the ICP-Brasil standard and/or on the gov.br platform with silver or gold identity.

Rio de Janeiro, 15 July, 2026.

For BNDES:

/s/ Carla Gaspar Primavera

CARLA GASPAR PRIMAVERA

/s/ Fabio Roberto Scherma

FABIO ROBERTO SCHERMA

BANCO NACIONAL DE DESENVOLVIMENTO ECONÔMICO E SOCIAL – BNDES

For the BENEFICIARY:

/s/ José Roberto Peixoto Rodrigues

JOSÉ ROBERTO PEIXOTO RODRIGUES

/s/ Fernando de Castro Villela

FERNANDO DE CASTRO VILLELA

WILSON, SONS OFFSHORE S.A.

By the INTERVENING PARTY:

/s/ Luis Gustavo Bueno Machado

LUIS GUSTAVO BUENO MACHADO

/s/ Michael Robert Connell

MICHAEL ROBERT CONNELL

WILSON SONS S.A.

WITNESSES:

[signature]

[signature]